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                                                                       EXHIBIT 1

                                                                  Execution Copy

                         CALPINE GENERATING COMPANY, LLC

                              CALGEN FINANCE CORP.

        $235,000,000 First Priority Secured Floating Rate Notes due 2009

        $640,000,000 Second Priority Secured Floating Rate Notes due 2010

        $680,000,000 Third Priority Secured Floating Rate Notes due 2011

           $150,000,000 11 1/2% Third Priority Secured Notes due 2011

                               PURCHASE AGREEMENT

                                                                  March 12, 2004

Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York 10036

Ladies and Gentlemen:

      1. Introductory. Calpine Generating Company, LLC, a Delaware limited liability company (the "COMPANY"), and CalGen Finance Corp. ("CALGEN FINANCE"), a Delaware corporation and a wholly owned subsidiary of Calpine CalGen Holdings, Inc. ("CALGEN HOLDINGS"), propose, subject to the terms and conditions stated herein, to issue and sell to Morgan Stanley & Co. Incorporated (the "INITIAL PURCHASER") (i) an aggregate principal amount of $235,000,000 of their First Priority Secured Floating Rate Notes due 2009 (the "FIRST PRIORITY NOTES"), (ii) an aggregate principal amount of $640,000,000 of their Second Priority Secured Floating Rate Notes due 2010 (the "SECOND PRIORITY NOTES"), (iii) an aggregate principal amount of $680,000,000 of their Third Priority Secured Floating Rate Notes due 2011 (the "THIRD PRIORITY FLOATING RATE NOTES") and (iv) an aggregate principal amount of $150,000,000 of their 11.5% Third Priority Secured Notes due 2011 (the "THIRD PRIORITY FIXED RATE NOTES" and, together with the First Priority Notes, the Second Priority Notes and Third Priority Floating Rate Notes, the "NOTES") as set forth below. The First Priority Notes will be issued pursuant to an Indenture (the "FIRST PRIORITY INDENTURE") to be dated as of the Closing Date (as defined in Section 3), among the Company, CalGen Finance, the Guarantors (as defined below) and Wilmington Trust FSB, as trustee (the "TRUSTEE"). The Second Priority Notes will be issued pursuant to an Indenture (the "SECOND PRIORITY INDENTURE") to be dated as of the Closing Date, among the Company, CalGen Finance, the Guarantors and the Trustee. The Third Priority Floating Rate Notes and the Third Priority Fixed Rate Notes will be issued pursuant to an Indenture (the "THIRD PRIORITY INDENTURE") to be dated as of the Closing Date, among the Company, CalGen Finance, the Guarantors and the Trustee. The First Priority Indenture, the Second Priority Indenture and the Third Priority Indenture are collectively referred to herein as the "INDENTURES." The Company's and CalGen Finance's obligations under the Notes, including the payment, when due and payable, of principal, interest and premium, if any, thereunder will be unconditionally guaranteed (the "GUARANTEES" and, together with the Notes, the "SECURITIES") by all of the entities listed on Exhibit A hereto (the "GUARANTORS") and all future Subsidiaries of the Company (other than CalGen Finance and the Excluded Subsidiary). CalGen Finance will be a wholly owned subsidiary of the Company on the Closing Date. Capitalized terms used but not defined herein shall have

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the meanings assigned to them in the Description of Notes section of the
Offering Memorandum (as defined below). As used herein, (a) "CALGEN COMPANIES" shall mean the Company, CalGen Finance, the Guarantors and all other Subsidiaries of the Company, (b) "ISSUING COMPANIES" shall mean the Company, CalGen Finance and the Guarantors, (c) "PLEDGING COMPANIES" shall mean CalGen Holdings, the Company and the Guarantors, (d) "TRANSACTION COMPANIES" shall mean CalGen Holdings, the Company, CalGen Finance, the Guarantors and all other Subsidiaries of the Company, (e) "CALGEN SUBSIDIARIES" shall mean all Subsidiaries of the Company except for CalGen Finance, and (f) "OPERATIVE DOCUMENTS" shall mean this Agreement, the Indentures, the Registration Rights Agreement, the Security Documents, the Term Loan Agreements, the Revolving Loan Agreement, the Major Project Documents and the documents listed on Schedule B hereto (the "THIRD PARTY PROJECT DOCUMENTS").

      The Company, simultaneously with the sale of the Securities, proposes to borrow an aggregate amount of $600,000,000 in aggregate principal amount of super priority secured institutional term loans due 2009 (the "FIRST PRIORITY TERM LOANS") from lenders pursuant to a credit and guaranty agreement (the "FIRST PRIORITY TERM LOAN AGREEMENT") among the Company, the guarantors named thereunder, the lenders party thereto, and Morgan Stanley Senior Funding, Inc., as the administrative agent, and $100,000,000 in aggregate principal amount of senior secured institutional term loans due 2010 (the "SECOND PRIORITY TERM LOANS") from lenders pursuant to a credit and guaranty agreement (the "SECOND PRIORITY TERM LOAN AGREEMENT") among the Company, the guarantors named thereunder, the lenders party thereto, and Morgan Stanley Senior Funding, Inc., as the administrative agent. The First Priority Term Loans and the Second Priority Term Loans are together referred to as the "TERM LOANS." The First Priority Term Loan Agreement and the Second Priority Term Loan Agreement are together referred to as the "TERM LOAN AGREEMENTS." Morgan Stanley Senior Funding, Inc., as administrative agent under both Term Loan Agreements is referred to herein as the "TERM LOAN ADMINISTRATIVE AGENT." The Company also proposes to secure a commitment from lenders to provide additional funds from time to time on a revolving basis in an aggregate principal amount not to exceed $200,000,000 in aggregate principal amount of revolving loans and letters of credit (such revolving loans and letters of credit being referred to collectively as the "REVOLVING CREDIT LOANS") pursuant to an amended and restated credit agreement (the "REVOLVING LOAN AGREEMENT") among the Company, the guarantors named thereunder, the lenders party thereto, The Bank of Nova Scotia, as the administrative agent (the "REVOLVING LOAN ADMINISTRATIVE AGENT"), and the other arrangers and agents thereunder (it being understood and agreed that neither The Bank of Nova Scotia nor any of its affiliates is, as of the date of this Agreement, obligated to enter into the Revolving Loan Agreement or to provide any funding thereunder). The Guarantors will also guarantee the Company's obligations under the Revolving Credit Loans, the First Priority Term Loans and the Second Priority Term Loans (the "CREDIT GUARANTORS") (collectively, the "CREDIT GUARANTEES"). The net proceeds of the Term Loans and the sale of the Securities will be used to repay amounts outstanding under the Credit Agreement, dated as of October 16, 2000 (as amended, the "EXISTING SENIOR SECURED CREDIT FACILITY"), among the Company (formerly Calpine Construction Finance Company II, LLC), the lenders party thereto, Credit Suisse First Boston, as administrative agent (the "EXISTING CREDIT ADMINISTRATIVE AGENT"), The Bank of Nova Scotia, as lead arranger, co-syndication agent and bookrunner, and the other arrangers and agents thereunder, and to pay the fees and expenses incurred with respect to such repayment. The proceeds of the Revolving Credit Loans will be used for the general corporate purposes of the Company.

      The Pledging Companies have agreed to secure the Notes, the Term Loans, the Revolving Credit Loans and all future Priority Lien Obligations and Parity Lien Obligations by granting to Wilmington Trust Company, as collateral agent (the "COLLATERAL AGENT"), for the benefit of the holders of the Notes, the Term Loans, the Revolving Credit Loans, the Term Loan Administrative Agent, the Revolving Loan Administrative Agent and the holders of any other future Priority Lien Obligations or Parity Lien Obligations (collectively, the "SECURED PARTIES") a lien on all the assets (other than, in some cases, certain excluded assets identified in the Term Loan Agreements and the Revolving Loan) of the

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Company and the Guarantors and a pledge of the equity interests in the Company and CalGen Expansion Company, LLC ("Expansion Co") (collectively, the "COLLATERAL"), in each case as evidenced by a Security Agreement, to be dated as of the Closing Date, among the Company, the CalGen Companies and the Collateral Agent, a Membership Interest Pledge Agreement, to be dated as of the Closing Date, among the Company, Expansion Co and the Collateral Agent (the "EXPANSION CO MEMBERSHIP INTEREST PLEDGE AGREEMENT"), a Membership Interest Pledge Agreement, to be dated as of the Closing Date, between CalGen Holdings and the Collateral Agent (the "MEMBERSHIP INTEREST PLEDGE AGREEMENT"), the Collateral Account Control Agreement, to be dated as of the Closing Date, among the Company, the Collateral Agent and an institution reasonably acceptable to the Initial Purchaser, as depository agent (the "CONTROL AGREEMENT"), the mortgages or deeds of trust listed on Schedule C hereto (the "MORTGAGES") and a Collateral Trust Agreement, to be dated as of the Closing Date, among the Pledging Companies, the Trustee, the Term Loan Administrative Agent, the Revolving Loan Administrative Agent and the Collateral Agent (the "COLLATERAL TRUST AGREEMENT" and, together with the Security Agreement, the Expansion Co Membership Interest Pledge Agreement, the Membership Interest Pledge Agreement, the Control Agreement and the Mortgages, the "SECURITY DOCUMENTS"). Pursuant to the Collateral Trust Agreement, the security interest in the Collateral securing the Parity Lien Obligations will rank immediately junior in priority to the security interest in the Collateral securing any Priority Lien Obligations. The Priority Lien Obligations and the Parity Lien Obligations are collectively referred to herein as the "SECURED OBLIGATIONS."

      The Company, CalGen Finance and each of the Guarantors agree with the Initial Purchaser as follows:

      2. Representations and Warranties of the Issuing Companies. The Issuing Companies represent and warrant to, and agree with, the Initial Purchaser that:

            (a) The offering memorandum to be dated the date on which the Initial Purchaser receive the Audited Financials (as defined below) (such offering memorandum, as amended or supplemented, the "OFFERING MEMORANDUM") relating to the Securities to be offered by the Initial Purchaser has been prepared by the Company and CalGen Finance and has been or will be delivered to the Initial Purchaser at such place or places as it has directed or may direct, at or prior to such time as the Initial Purchaser have requested or may request. Such Offering Memorandum, together with any other document approved by the Company for use in connection with the contemplated sale or resale of the Securities, are hereinafter collectively referred to as the "OFFERING DOCUMENTS." The Offering Documents did not and will not, as of their respective dates, include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from the Offering Documents based upon written information furnished to the Company by the Initial Purchaser specifically for use therein.

            (b) The Company has been duly formed and is an existing limited liability company in good standing under the laws of the State of Delaware, with power and authority under such laws to own and lease its properties and conduct its,business as described in the Offering Documents; and the Company is duly qualified to do business as a foreign limited liability company, and is in good standing in, all other jurisdictions in which its ownership or leasing of property or the conduct of its business requires such qualification.

            (c) CalGen Finance has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Offering Documents; and CalGen Finance is duly qualified to do business as a foreign corporation, and is in good standing in, all other

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jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification; all of the issued and outstanding capital stock of CalGen Finance has been duly authorized and validly issued and is fully paid and nonassessable as of the date hereof and will be as of the Closing Date; the capital stock of CalGen Finance is owned by CalGen Holdings free from liens, encumbrances and defects; and neither the Company nor CalGen Finance is a general partner in any partnership.

            (d) Each Subsidiary of the Company (x) other than those Subsidiaries specified in clause (y) of this subparagraph has been duly incorporated and is an existing corporation in good standing under the laws of the jurisdiction of its incorporation, with the corporate power and authority to own or lease its properties and conduct its business as described in the Offering Documents; or (y) that is not a corporation is a general or limited partnership or a limited liability company, has been duly formed and is validly existing as a general or limited partnership or limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its formation, and has full partnership or limited liability company power and authority, as the case may be, to own or lease its properties and conduct its business as described in the Offering Documents; each Subsidiary of the Company is duly qualified to do business as a foreign corporation, general or limited partnership or limited liability company, as the case may be, and is in good standing in, all other jurisdictions in which its ownership or leasing of property or the conduct of its business requires such qualification; all of the issued and outstanding capital stock of or other equity interest in each Subsidiary of the Company has been duly authorized and validly issued and is fully paid and nonassessable; the capital stock of or other equity interest in each Subsidiary owned by the Company, directly or through Subsidiaries, is owned free from liens, encumbrances and defects except for those to be terminated at the Closing Date with respect to the Existing Senior Secured Credit Facility; the capital structure of CalGen Holdings and the CalGen Companies is accurately set forth on Schedule D hereto.

            (e) Each of the Indentures has been duly authorized and conforms to the description thereof contained in the Offering Memorandum; the Securities and the Exchange Securities (as defined below) have been duly authorized, and when the Securities are delivered and paid for pursuant to this Agreement on the Closing Date, each of the Indentures will have been duly executed and delivered, such Securities will have been duly executed, authenticated, issued and delivered and will conform to the description thereof contained in the Offering Memorandum and the Indentures and such Securities will constitute valid and legally binding obligations of the Issuing Companies, as applicable, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

            (f) The registration rights agreement to be dated as of the Closing Date among the Issuing Companies on the one hand and the Initial Purchaser on the other (the "REGISTRATION RIGHTS AGREEMENT") has been duly authorized by the Issuing Companies, and assuming due authorization, execution and delivery by the Initial Purchaser, upon its execution and delivery by the Issuing Companies will constitute a valid and legally binding obligation of the Issuing Companies, enforceable against the Issuing Companies in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles and except that the enforceability of the rights to indemnity and contribution contained therein may be limited by federal or state securities laws or by principles of public policy. The Registration Rights Agreement, when executed and delivered, will conform in all material respects to the description thereof contained in the Offering Memorandum. Pursuant to the Registration Rights Agreement, the Issuing Companies will agree to either (i) file with the Securities and Exchange Commission (the "COMMISSION"), under the circumstances set forth therein, (A) a registration statement under the Securities Act with respect to an offer to exchange the Securities for a new series of debt securities of such companies (the "EXCHANGE SECURITIES") having identical terms as the

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Securities except that the Exchange Securities will be registered pursuant to an effective Registration Statement under the Securities Act (the "EXCHANGE
OFFER"), and (B) to the extent required by the Registration Rights Agreement, a shelf registration statement pursuant to Rule 415 under the Securities Act relating to the resale by certain holders of the Securities, and to use all commercially reasonable efforts to cause such registration statements to be declared effective, or (ii) pay Special Interest to the holders of Transfer Restricted Subsidiaries in accordance with the terms thereof.

            (g) Each of the Security Documents to which any Pledging Company is a party has been duly authorized by such Pledging Company and, when executed and delivered, will conform in all material respects to the description thereof contained in the Offering Memorandum. Each of the Security Documents, when validly executed and delivered by the applicable Pledging Company, will constitute a valid and legally binding obligation of such Pledging Company and will be enforceable against such Pledging Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

            (h) Each of the Term Loan Agreements and the Revolving Loan Agreement has been duly authorized by the Company and, when executed and delivered, will conform in all material respects to the description thereof contained in the Offering Memorandum. Each of the Term Loan Agreements and the Revolving Loan Agreement, when validly executed and delivered by the Company, will constitute a valid and legally binding obligation of the Company and will be enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

            (i) Each Credit Guarantee has been duly authorized by the applicable Credit Guarantor and, when executed and delivered, will conform in all material respects to the description thereof contained in the Offering Memorandum. Each Credit Guarantee, when validly executed and delivered by the applicable Credit Guarantor, will constitute a valid and legally binding obligation of such Credit Guarantor and will be enforceable against such Credit Guarantor in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

            (j) Each of the CalGen Companies has authorized each Major Project Document and each Third Party Project Document to which it is a party and, when executed and delivered (to the extent not executed and delivered as of the date hereof), each such Major Project Document and Third Party Project Document will conform in all material respects to the description thereof contained in the Offering Memorandum. Each Major Project Document and Third Party Project Document, when validly executed and delivered by the applicable CalGen Company, will constitute a valid and legally binding obligation of such CalGen Company, as applicable, and will be enforceable against such CalGen Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

            (k) When executed and delivered to the Collateral Agent at the Closing Date, (i) each Security Document will, to the extent contemplated thereby, grant and create for the benefit of the Parity Secured Parties as security for all Parity Lien Obligations, a valid security interest in the personal property Collateral defined in each of such instruments to the extent contemplated thereby, and (ii) each Mortgage will grant and create, in favor of the Collateral Agent for the benefit of the Parity Secured Parties as security for all of the Parity Lien Obligations, a valid mortgage lien and/or security interest in the Collateral defined in each of such instruments to the extent contemplated thereby. At the Closing

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Date, (i) all pledged Collateral will be represented by certificated securities and (ii) all such certificated securities and all promissory notes and other instruments then evidencing or representing any Collateral will be delivered to the Collateral Agent in pledge for the benefit of the Secured Parties as security for all of the Secured Obligations, duly endorsed by an effective endorsement.

            (l) At the Closing Date, the representations and warranties contained in the Security Documents will be true and correct in all respects.

            (m) Except as disclosed in the Offering Documents, there are no contracts, agreements or understandings between any of the CalGen Companies and any person that would give rise to a valid claim against any of the CalGen Companies or the Initial Purchaser for a brokerage commission, finder's fee or other like payment in connection with this offering.

            (n) Except as provided for in this Agreement, there are no contracts, agreements or understandings between any of the Issuing Companies and any person granting such person the right to require any of the Issuing Companies to file a registration statement under the Securities Act with respect to any securities of any of the Issuing Companies owned or to be owned by such person or to require any of the Issuing Companies to include such securities with any other securities being registered pursuant to any other registration statement filed by any of the Issuing Companies under the Securities Act.

            (o) No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by the Operative Documents or otherwise in connection with the issuance and sale of the Securities by the Issuing Companies or the grant and perfection of the security interests in the Collateral pursuant to the Security Documents, except (i) such consents, approvals, authorizations and orders as have already been obtained, (ii) filings required to perfect the Collateral Agent's security interests granted pursuant to the Security Documents, (iii) such consents, approvals, authorizations and orders as may be required under state securities or blue sky laws and (iv) such other consents approvals, authorizations and orders as would not, in the aggregate, have a material adverse effect on the condition (financial or other), business, properties or results of operations of the CalGen Companies taken as a whole or materially affect the aggregate value of the Collateral (any such event, a "MATERIAL ADVERSE EFFECT").

            (p) The execution, delivery and performance of the Operative Documents by each Transaction Company party thereto, as applicable, the issuance and sale of the Securities by the Issuing Companies, the grant and perfection of the security interests in the Collateral pursuant to the Security Documents, compliance with the terms and provisions of each of the foregoing by the Transaction Companies, as applicable, and the consummation by such Transaction Companies of the transactions contemplated herein and therein will not result in a breach or violation of any of the terms and provisions of, or conflict with or constitute a default under, or result in the imposition or creation of (or the obligation to create or impose) a Lien (other than in favor of the Secured Parties) under, any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over any of the Transaction Companies or any of their properties, or any agreement or instrument to which any of the Transaction Companies is a party or by which any of the Transaction Companies is bound or to which any of the properties of any of the Transaction Companies is subject, or the organizational documents of any of the Transaction Companies, except in each case as would not have a Material Adverse Effect, and the Issuing Companies have full power and authority to authorize, issue and sell the Securities as contemplated by this Agreement.

            (q) This Agreement has been duly authorized, executed and delivered by the Issuing Companies.

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            (r)   Except as disclosed in the Offering Documents and/or the
Closing Date Mortgage Policies (as defined below), the Company and each of the Guarantors has good and marketable title to all real properties and good title to all other properties and assets owned by it, in each case except for Permitted Liens, free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by it; and, except for Permitted Liens or as disclosed in the Offering Documents and/or the Closing Date Mortgage Policies, the Company and each of the Guarantors holds any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or to be made thereof by it No Financing Statements (as defined below) in respect of any property or assets of any of the Pledging Companies will be on file in favor of any person other than those in respect of Permitted Liens and those to be terminated at the Closing Date with respect to the Existing Senior Secured Credit Facility, and, solely in the case of CalGen Holdings, those in respect of property or assets not constituting Collateral.

            (s) Each of the CalGen Companies possesses adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by it and has not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to such CalGen Company, would individually or in the aggregate have a Material Adverse Effect.

            (t) No labor dispute with the employees of any of the CalGen Companies exists or, to the knowledge of the Company, is imminent that might have a Material Adverse Effect.

            (u) Each of the CalGen Companies owns, possesses or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, "INTELLECTUAL PROPERTY RIGHTS") necessary to conduct the business now operated by it, or presently employed by it, and has not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to such CalGen Company, would individually or in the aggregate have a Material Adverse Effect.

            (v) Except as disclosed in the Offering Memorandum, none of the CalGen Companies is in violation of any statute, rule, regulation or decision or order of any governmental agency or body or any court domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "ENVIRONMENTAL LAWS"), owns or operates any real property contaminated with any substance that is subject to any Environmental Laws, is liable for any off-site disposal or contamination pursuant to any Environmental Laws, or is subject to any claim relating to any Environmental Laws, which violation, contamination, liability or claim would individually or in the aggregate have a Material Adverse Effect; and the Company is not aware of any pending investigation which might lead to such a claim.

            (w) Except as disclosed in the Offering Memorandum, there are no pending actions, suits or proceedings against any of the Transaction Companies or any of their respective properties that, if determined adversely to such Transaction Companies, would individually or in the aggregate have a Material Adverse Effect, or would materially and adversely affect the ability of such Transaction Companies to perform its or their obligations under, or contemplated by, the Operative Documents, in each case to which such Transaction Company is a party, or which are otherwise material in the context of the sale of the Securities; and to the knowledge of the Company, no such actions, suits or proceedings are threatened or contemplated.

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            (x)   The financial information included in the Offering Memorandum presents fairly the financial position of the Company and its Subsidiaries on a combined or consolidated basis, as the case may be, as of the dates shown and their results of operations and cash flows for the periods shown, and, except as otherwise disclosed in the Offering Documents, such financial information has been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis.

            (y) The statistical and market-related data (other than market-related data and statistical data provided by the Company) included in the Offering Memorandum is based on or derived from sources which the Company believes to be reliable and accurate, it being understood, however, that the Company has conducted no independent investigation of the accuracy thereof.

            (z) Except as disclosed in the Offering Memorandum, since the date of the audited financial statements delivered pursuant to Section 6(q) of this Agreement there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Calgen Companies taken as a whole, and, except as disclosed in or contemplated by the Offering Memorandum, there has been no change in the equity interests in or long-term debt of any of the Gal Gen Companies and no dividend or distribution of any kind declared, paid or made by the Company on any class of its equity interests.

            (aa) None of the CalGen Companies is an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the United States Investment Company Act of 1940, as amended (the "INVESTMENT COMPANY ACT"); none of the CalGen Companies is or, after giving effect to the offering, the sale of the Securities and the application of the proceeds thereof as described in the Offering Documents, and the consummation of the transactions contemplated by the Operative Documents will be an "investment company" as defined in the Investment Company Act of 1940.

            (bb) When the Securities are issued and delivered pursuant to this Agreement, the Securities will not be of the same class (within the meaning of Rule 144A(d)(3) under the Securities Act) as any other securities that are listed on any national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system.

            (cc) The offer and sale of the Securities by the Company, CalGen Finance and the Guarantors to the Initial Purchaser in the manner contemplated by this Agreement will be exempt from the registration requirements of the Securities Act by reason of Section 4(2) thereof and Rule 144A thereunder ("RULE 144A") and it is not necessary to qualify an indenture in respect of the Securities under the Trust Indenture Act.

            (dd) Neither the Company nor any of its Affiliates, nor any person acting on behalf of any of the foregoing (i) has, within the six-month period prior to the date hereof (except for the Company's proposed offering of up to $1.050 million of senior secured notes pursuant to a preliminary offering memorandum, dated February 9, 2004, it being understood that such preliminary offering memorandum was distributed in connection with this offering), offered or sold in the United States or to any U.S. person (as such terms are defined in Regulation S under the Securities Act) the Securities or any security of the same class or series as the Securities or (ii) has offered or will offer or sell the Securities in the United States by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act. None of the Issuing Companies has entered or will enter into any contractual arrangement with respect to the distribution of the Securities except for this Agreement. The Issuing Companies will take reasonable precautions designed to insure that any offer or sale, direct or

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indirect, in the United States or to any U.S. person of any Securities or any substantially similar security issued by any of the Issuing Companies within six months subsequent to the date on which the distribution of the Securities has been completed (as notified to the Company by the Initial Purchaser), is made under restrictions and other circumstances reasonably designed not to affect the status of the offer and sale of the Securities in the United States and to U.S. persons contemplated by this Agreement as transactions exempt from the registration provisions of the Securities Act.

            (ee) None of the CalGen Companies or any "subsidiary company," as that term is defined in the Public Utility Holding Company Act of 1935 ("PUHCA"), of the CalGen Companies is, or after giving effect to the issuance and sale of the Securities, will be, subject to regulation (i) as a "holding company," a "subsidiary company" of a holding company or a "public-utility company," as those terms are defined in PUHCA; (ii) under the Federal Power Act, as amended ("FPA"), other than (A) as an "exempt wholesale generator" ("EWG"), as that term is defined in PUHCA, that is subject to regulation as a "Public utility" under the FPA, other than as described in the Offering Documents, or
(B) as a "qualifying facility" ("QF") under the Public Utility Regulatory Policies Act of 1978, as amended ("PURPA"), as contemplated by 18 C.F.R. Section 292.601(c); or (iii) under any state law or regulation with respect to rates or the financial or organizational regulation of electric utilities, other than, with respect to CalGen Companies that are QFs, as contemplated by 18 C.F.R.
Section 292.602(c).

            (ff) Other than as described in the Offering Documents, each of the power generation projects in which the CalGen Companies listed on Schedule C1 have an interest meets the requirements under PURPA and the regulations of the Federal Energy Regulatory Commission ("FERC") promulgated thereunder, as amended from time to time, necessary to be a "qualifying cogeneration facility" and/or a "qualifying small power generation production facility."

            (gg) Each of the CalGen Companies listed on Schedule C2 hereto (i) own and/or operate Eligible Facilities within the meaning of Section 32 of PUHCA, and each such CalGen Company has received a determination from the FERC, not subject to any pending challenge or appeal, that it is an EWG, within the meaning of Section 32 of PUHCA; and (ii) other than as described in the Offering Documents, has validly issued orders from the FERC, not subject to any pending challenge, investigation, or proceeding (other than the pending petition for rehearing of the FERC's Order issued in its generic proceeding initiated in Docket No. EL01-118-000), (A) authorizing such CalGen Company to engage in wholesale sales of electricity, ancillary services and, to the extent permitted under its market-based rate tariff, other services at market-based rates, and
(B) granting such waivers and blanket authorizations as are customarily granted to entities with market-based rate authority; with respect to each such CalGen Company, the FERC has not imposed any rate caps or mitigation measures other than rate caps and mitigation measures generally applicable to similarly situated marketers or generators selling electricity, ancillary services or other services at wholesale in the geographic market where such CalGen Company conducts its business.

            (hh) Each of the CalGen Companies that is participating in the Texas wholesale electric market has registered with the Texas Public Utilities Commission ("TPUC"), and the TPUC has not imposed on any such CalGen Company any specific rate cap or mitigation measures.

            (ii) Other than as described in the Offering Documents, there are no pending complaints filed with the FERC seeking abrogation or modification of a contract for the sale of power by the CalGen Companies.

            (jj) None of the transactions contemplated by this Agreement (including, without limitation, the use of the proceeds from the sale of the Securities) will violate or result in a violation of Section 7 of the Exchange Act, or any regulation promulgated thereunder, including, without limitation, Regulations T, U, and X of the Board of Governors of the Federal Reserve System.

            (kk) Prior to the date hereof, neither the Company nor any of its Affiliates has taken any action which is designed to or which has constituted or which might have been expected to cause or result in stabilization or manipulation of the price of any security of the Issuing Companies in connection with the offering of the Securities.

            (ii) None of the Issuing Companies is in violation of its organizational documents or in default in the performance or observance of any material obligation, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other material agreement or instrument to which it is a party or by which it or any of its properties may be bound.

            (mm) The statements set forth in the Offering Memorandum under the captions "Business - Power Generation"," Business - Purchase of Gas and Sale of Power" "Business - Operation of Our Facilities", "Business - Project Construction", "Business - General Administrative Matters" "Description of New Term Loans," "Description of New Senior Secured Revolving Credit Facility" and "Description of Notes", insofar as they purport to describe the provisions of the documents referred to therein, are accurate, complete and fair in all material respects.

            (nn) The description of the Collateral set forth in the Offering Memorandum under the caption "Description of Notes--Security" is accurate and complete in all material respects.

            (oo) PricewaterhouseCoopers LLP, who will have certified certain financial statements of the Company and its Subsidiaries on or prior to the Closing Date, is an independent public accountant as required by the Securities Act and the rules and regulations of the Commission thereunder.

            (pp) The present fair saleable value of the assets of each of the CalGen Companies exceeds the amount required to pay the probable liability on its existing debts, respectively (whether matured or unmatured, liquidated or unliquidated, absolute, fixed or contingent), as they become absolute and matured, and as a result of the consummation of the transactions contemplated herein and in the Offering Memorandum, will continue to exceed such amount.

            (qq) Each of the CalGen Companies does not, and, as a result of the consummation of the transactions contemplated herein and in the Offering Memorandum, will not, have unreasonably small capital for it to carry on its business as proposed to be conducted.

            (rr) None of the CalGen Companies is incurring obligations or making transfers under any evidence of indebtedness with the intent to hinder, delay or defraud any entity to which it is or will become indebted.

      3. Purchase, Sale and Delivery of Securities. Subject to the terms and conditions herein set forth, the Issuing Companies agree to issue and sell to the Initial Purchaser, and the Initial Purchaser agrees to purchase from the CalGen Companies, at a purchase price of $1,660,800,000.00 for all of the Securities. Upon purchase by the Initial Purchaser of the Securities, the Initial Purchaser proposes to offer the Securities for sale upon the terms and conditions set forth in the Offering Documents.

      The Issuing Companies will deliver against payment of the purchase price the Securities in the form of one or more global Securities in definitive form (the "GLOBAL SECURITIES") deposited by or on behalf of the Issuing Companies with The Depository Trust Company ("DTC") and registered in the name of Cede & Co., as nominee for DTC. Interests in any Global Securities will be held only in book-entry form through DTC, except in the limited circumstances that are described in the Offering Documents. Payment for the Securities shall be made by the Initial Purchaser in Federal (same day) funds by official bank check or checks or wire transfer to an account at a bank acceptable to the Initial Purchaser drawn to the order of Calpine Generating Company, LLC at the office of Covington & Burling, 1330 Avenue of Americas, New York, NY 10019, at 9:00 A.M. (New York time), on March 23,2004, or at such other time thereafter as the Initial Purchaser and the Company may agree upon in writing, such time being herein referred to as the "CLOSING DATE," against delivery to the Trustee as custodian for DTC of the Global Securities representing all of the Securities. The Global Securities will be made available for checking at the above office of Covington & Burling (or such other location as the Initial Purchaser may direct) at least 24 hours prior to the Closing Date.

      4. Representations by Initial Purchaser; Resale by Initial Purchaser. Upon purchase from the Issuing Companies of the Securities, the Initial Purchaser proposes to offer the Securities for sale upon the terms and conditions set forth in this Agreement and the Offering Memorandum and the Initial Purchaser hereby represents and warrants to and agrees with the Issuing Companies that:

            (a) It will offer and sell the Securities only (i) to persons who it reasonably believes are "qualified institutional buyers" ("QIBs") within the meaning of Rule 144A under the Securities Act in transactions meeting the requirements of Rule 144A and (ii) through its selling agents, outside the United States, to non-U.S. persons in reliance on Regulation S under the Securities Act;

            (b) It is an "accredited investor" within the meaning of Rule 501 under the Securities Act;

            (c) It acknowledges that the Securities have not been registered under the Securities Act and may not be sold within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act; and

            (d) It will not offer or sell the Securities by any form of general solicitation or general advertising, including but not limited to the methods described in Rule 502(c) under the Securities Act.

      5. Certain Agreements of the Issuing Companies. The Issuing Companies agree with the Initial Purchaser that:

            (a) The Company will advise the Initial Purchaser promptly of any proposal to amend or supplement the Offering Documents and will not effect such amendment or supplementation without the Initial Purchaser's consent, which consent shall not be unreasonably withheld. If, at any time prior to the completion of the resale of the Securities by the Initial Purchaser, any event occurs as a result of which the Offering Memorandum as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, the Company promptly will notify the Initial Purchaser of such event and promptly will prepare, at its own expense, an amendment or supplement which will correct such statement or omission or effect such compliance. Neither the Initial Purchaser's consent to, nor the Initial Purchaser's delivery to offerees or investors of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

            (b) The Company will furnish to the Initial Purchaser copies of the Offering Documents and all amendments and supplements to such documents, in each case as soon as available and in such quantities as the Initial Purchaser requests, and the Company will furnish to the Initial Purchaser on the date on which the Initial Purchaser also receives the Audited Financials from the independent accountants, three copies of the Offering Memorandum signed by a duly authorized officer of the Company, one of which will include the independent accountants' reports therein manually signed by such independent accountants. At any time any of the Issuing Companies are not subject to Section 13 or 15(d) of the Exchange Act, the Issuing Companies will promptly furnish or cause to be furnished to the Initial Purchaser and, upon request of Holders and prospective purchasers of the Securities, to such Holders and purchasers, copies of the information required to be delivered to Holders and prospective purchasers of the Securities pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto) in order to permit compliance with Rule 144A in connection with resales by such Holders of the Securities. The Company will pay the expenses of printing and distributing to the Initial Purchaser all such documents.

            (c) The Issuing Companies will arrange for the qualification of the Securities for sale and the determination of their eligibility for investment under the laws of such jurisdictions as the Initial Purchaser designate and will continue such qualifications in effect so long as required for the resale of the Securities by the Initial Purchaser, provided that none of the Issuing Companies will be required to qualify as a foreign organization or to file a general consent to service of process in any such state.

            (d) During a period of two years from the date of the Offering Memorandum, the Company will furnish to the Initial Purchaser, the periodic reports, financial statements and other financial information required to be provided to the trustee pursuant to the Indentures or such other information concerning any of the CalGen Companies reasonably requested by the Initial Purchaser, unless such periodic reports, financial statements, financial information and other information are otherwise available on the Commission's Electronic Data Gathering, Analysis and Retrieval System or similar system.

            (e) During the period of two years after the Closing Date, the Issuing Companies will, upon request, furnish to the Initial Purchaser and any holder of Securities a copy of the restrictions on transfer applicable to the Securities.

            (f) During the period of two years after the Closing Date, none of the Issuing Companies will, or will permit any of their respective Affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Securities that have been reacquired by it.

            (g) During the period of two years after the Closing Date, none of the Issuing Companies will be or become an open-end investment company, unit investment trust or face amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act of 1940.

            (h) The Company will pay all reasonable expenses incident to the performance of its, CalGen Finance's and each of the Guarantors' obligations under this Agreement, including (i) the fees and expenses of the Trustee and any agent of the Trustee and the fees and disbursements of counsel for the Trustee in connection with the Indentures and the Securities; (ii) all expenses in connection with the execution, issue, authentication, packaging and initial delivery of the Securities, the preparation and printing of this Agreement, the Registration Rights Agreement, the Securities, the Exchange Securities, the Offering Documents and amendments and supplements thereto, and any other document relating to the issuance, offer, sale and delivery of the Securities;
(iii) the cost of qualifying the Securities for trading in The Portal(SM)" Market ("PORTAL") of the NASDAQ Stock Market, Inc. and any expenses incidental thereto; (iv) any expenses (including fees and disbursements of counsel) incurred in connection with qualification of the Securities for sale under the laws of such jurisdictions in the United States and Canada as the Initial Purchaser designates and the printing of memoranda relating thereto; (v) any fees charged by investment rating agencies for the rating of the Securities; (vi) expenses incurred in distributing Offering Documents (including any amendments and supplements thereto) to the Initial Purchaser, (vii) expenses associated with the creation and perfection of security interests and associated documents, including, without limitation, filing fees and the fees and disbursements incurred in connection with the Security Documents and all Financing Statements (as defined below); (viii) fifty percent (50%) of the reasonable fees and expenses of Latham & Watkins LLP, counsel to the Initial Purchaser, incurred in connection with the issuance and sale of the Securities and borrowings under the Company's Term Loan Agreements; (ix) the fees and expenses of the Collateral Agent and any agent of the Collateral Agent and the fees and expenses of counsel for the Collateral Agent in connection with the Security Documents and the Collateral; and (x) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section 5. The Company will reimburse the Initial Purchaser for all travel expenses of the Initial Purchaser and the Company's officers and employees and any other expenses of the Initial Purchaser and the Company in connection with attending or hosting meetings with prospective purchasers of the Securities (it being understood and agreed by the Company and the Initial Purchaser that the total amount of such travel and other expenses of the Initial Purchaser is zero).

            (i) In connection with the offering, until the Initial Purchaser shall have notified the Company of the completion of the resale of the Securities, neither the Company nor any of its Affiliates has or will, either alone or with one or more other persons, bid for or purchase for any account in which it or any of its Affiliates has a beneficial interest, or attempt to induce any person to purchase, any Securities; and neither it nor any of its Affiliates will make bids or purchases for the purpose of creating actual, or apparent, active trading in, or of raising the price of, the Securities.

            (j) The Issuing Companies will use their best efforts to cause the Securities to be eligible for the PORTAL trading system.

            (k) The Company will use the net proceeds received by it from the sale of the Securities pursuant to this Agreement in the manner specified in the Offering Memorandum under the caption "use of proceeds."

            (l) During the period from the date hereof to 90 days after the Closing Date, none of the Issuing Companies will sell or cause to be offered, sold or contracted to sell, or otherwise dispose of, any debt securities substantially similar to the Securities without the prior written consent of the Initial Purchaser.

      6. Conditions of the Obligations of the Initial Purchaser. The obligation of the Initial Purchaser to purchase and pay for the Securities on the Closing Date will be subject to the accuracy of the representations and warranties on the part of each of the Issuing Companies set forth herein on the date hereof and on the Closing Date, to the accuracy of the statements of the officers of the Issuing Companies made pursuant to the provisions hereof, to the performance by the Issuing Companies of their respective obligations hereunder and to the following additional conditions precedent (it being understood that all references to the "Subsidiaries" of the Company in this Section 6 shall include CalGen Finance):

            (a) CalGen Finance shall have become a direct wholly owned Subsidiary of the Company, and the capital stock of CalGen Finance shall be owned by the Company free from liens, encumbrances and defects.

            (b) The Initial Purchaser shall have received a "comfort" letter dated, the Closing Date, in form and substance reasonably satisfactory to the Initial Purchaser, from PricewaterhouseCoopers LLP.

            (c) The Chief Financial Officer of the Company shall have furnished a certificate, dated the Closing Date, in form and substance satisfactory to the Initial Purchaser, stating to the effect that:

                  (i) The Company does not intend to or believe that it has incurred or will incur debts that will be beyond its ability to pay as they mature;

                  (ii) No CalGen Subsidiary intends to or believes that it has incurred or will incur debts that will be beyond its ability to pay as they mature;

                  (iii) The present fair saleable value of the assets of the Company exceeds the amount that will be required to pay the probable liability on its existing debts (whether matured or unmatured, liquidated or unliquidated, absolute, fixed or contingent) as they become absolute and matured, and as a result of the transactions contemplated herein, will continue to exceed such amount;

                  (iv) The present fair saleable value of the assets of each CalGen Subsidiary exceeds the amount that will be required to pay the probable liability on such Subsidiary's existing debts (whether matured or unmatured, liquidated or unliquidated, absolute, fixed or contingent) as they become absolute and matured, and as a result of the transactions contemplated herein, will continue to exceed such amount;

                  (v) The Company does not, and as a result of the consummation of the transactions contemplated in this Agreement, will not have unreasonably small capital for it to carry on its businesses as proposed to be conducted;

                  (vi) No CalGen Subsidiary has, nor as a result of the consummation of the transactions contemplated in this Agreement, will have, unreasonably small capital for it to carry on its business as proposed to be conducted;

                  (vii) The Company is not incurring obligations or making transfers under any evidence of indebtedness with the intent to hinder, delay or defraud any entity to which it is or will become indebted;

                  (viii) No CalGen Subsidiary is incurring obligations or making transfers under any evidence of indebtedness with the intent to hinder, delay or defraud any entity to which it is or will become indebted; and

                  (ix) R.W. Beck, Inc. ("BECK") is an independent engineer and nothing has to come to the Company's attention to cause it to believe that Beck is not qualified to pass on questions relating to the technical, environmental and economic aspects of the projects operated by the CalGen Companies as such projects are described in the Offering Memorandum; the assumptions included in Beck's report dated as of such date between the date of the agreement and the Closing Date, (the "BECK REPORT"), are reasonable; that the information provided by the CalGen Companies to Beck in connection with the Beck Report was prepared in good faith by the CalGen Companies; and that nothing has come to the attention of the Company that causes it to believe that the factual information or the conclusions contained in the Beck Report are inaccurate in any material adverse respect.

            (d)   The Collateral Agent shall have received at the Closing Date:

                  (i) appropriately completed copies, which have been duly authorized for filing by the appropriate Person, of Uniform Commercial Code Financing Statements naming each of the Pledging Companies as a debtor and the Collateral Agent as the secured party, or other similar instruments or documents to be filed under the UCC of all jurisdictions as may be necessary or, in the reasonable opinion of the Trustee and its counsel, desirable to perfect the security interests of the Secured Parties pursuant to the Security Documents;

                  (ii) appropriately completed copies, which have been duly authorized for filing by the appropriate Person, of UCC Financing Statement Amendments (Forms UCC-3) termination statements, if any, necessary to release all Liens of any Person in any Collateral previously granted by any Pledging Company to the extent not permitted under the Indentures after the Closing Date (including Liens granted in connection with the Existing Senior Secured Credit Facility);

                  (iii) certified copies of Uniform Commercial Code Requests for Information or Copies (Form UCC-11), or a similar search report certified by a party reasonably acceptable to the Trustee, dated a date reasonably near to the Closing Date, listing all effective Financing Statements which name any Transaction Company (under its present name and any previous name) as the debtor, together with copies of such Financing Statements (none of which shall cover any Collateral, other than Financing Statements that evidence (A) Liens granted in connection with the Existing Senior Secured Credit Facility and (B) other existing Liens which are not permitted under the Indentures after the Closing Date);

                  (iv) such releases, reconveyances, satisfactions or other instruments as it may reasonably request to confirm the release, satisfaction and discharge in full of all mortgages and deeds of trust at any time delivered by any of the Transaction Companies to secure any Obligations in respect of the Existing Senior Secured Credit Facility, duly executed, delivered and acknowledged in recordable form by the grantee named therein or its of record successors or assigns;

                  (v) a letter or letters (in form and substance reasonably satisfactory to the Initial Purchaser) addressed to the Collateral Agent, the Trustee, the Term Loan Administrative Agent and the Revolving Loan Administrative Agent, executed and delivered by the Existing Credit Administrative Agent, stating the amount (the "PAYOUT AMOUNT") required to pay in full in cash at the Closing Date all outstanding Obligations under or in respect of the Existing Senior Secured Credit Facility;

                  (vi) a certificate of insurance reasonably satisfactory to the Initial Purchaser confirming that all insurance requirements of the Indentures and the Security Documents are satisfied;

                  (vii) (A) certificates (which certificates shall be accompanied by irrevocable undated stock powers or transfer documents, duly endorsed in blank and otherwise satisfactory in form and substance to the Initial Purchaser) representing all Capital Stock pledged pursuant to the Security Documents and (B) all certificated promissory notes or other certificated instruments (duly endorsed, where appropriate, in a manner reasonably satisfactory to the Initial Purchaser) evidencing any Collateral; and

                  (viii) such other approvals, opinions or documents as the Initial Purchaser, the Trustee or the Collateral Agent may reasonably request in form and substance reasonably satisfactory to each of them.

            (e) All Uniform Commercial Code Financing Statements (Forms UCC-1) or other similar Financing Statements and UCC Financing Statement Amendments (Forms UCC-3) required pursuant to clauses (d)(i) and (ii) above (collectively, the "FINANCING STATEMENTS") shall have been filed or recorded, or delivered to the Collateral Agent for filing or recording.

            (f) The Company shall have executed and delivered the Term Loan Agreements and the Revolving Loan Agreement, and such agreements shall be in full force and effect prior to, or shall become in full force and effect simultaneously with, the Closing Date, and the Term Loans shall have been funded prior to, or shall be funded simultaneously with, the Closing Date, in each case on substantially the terms described in the Offering Memorandum and other terms reasonably satisfactory to the Initial Purchaser, and the Initial Purchaser shall have received counterparts, conformed as executed, of the Term Loan Agreements, the Revolving Loan Agreement and such other documentation as it deems necessary to evidence the consummation thereof.

            (g) The Company shall have received cash proceeds from borrowings of the Term Loans in an amount sufficient, when added to the cash proceeds from the sale of the Securities (net of underwriting discounts and commissions) and cash from any capital contribution as described in the Offering Memorandum to pay in full in cash the Payout Amount and all other fees, costs and expenses payable by the Transaction Companies in connection with the closing of the transactions contemplated herein and shall have authorized disbursement of such cash proceeds directly to pay the Payout Amount.

            (h) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change; or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the CalGen Companies, taken as a whole, which, in the judgment of the Initial Purchaser, is material and adverse and makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Securities; (ii) any downgrading in the rating of any debt securities or preferred stock of (A) Calpine Corporation to CCC or below by Standard & Poor's or Caal or below by Moody's or (B) the Company to CCC+ or below by Standard & Poor's; (iii) any suspension or material limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of Calpine Corporation or the Company on any exchange or in the over-the-counter market; (iv) a general moratorium on commercial banking activities declared by either Federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States which, in the judgment of the Initial Purchaser, makes it impracticable or inadvisable to proceed with the completion of the offering of the Securities; or (v) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of the Initial Purchaser, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with the completion of the offering or the sale of and payment for the Securities.

            (i) The Initial Purchaser shall have received from Latham & Watkins LLP, counsel for the Initial Purchaser, such opinion or opinions, dated the Closing Date, with respect to the incorporation of the Company, the validity of the Securities delivered on such Closing Date, the Offering Memorandum and other related matters as the Initial Purchaser may require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

            (j) The Initial Purchaser shall have received an opinion, in form and substance reasonably satisfactory to the Initial Purchaser, dated the Closing Date, of Stoel Rives LLP, counsel to the Company and the Calpine Companies (as defined below), to the effect that:

                  (i) Each of the documents set forth on Schedule Dl-A hereto have been duly authorized, executed and delivered by the Company and the Calpine Companies party thereto, as applicable; and

                  (ii) Each of the documents set forth on Schedule Dl-A constitutes the valid and binding obligation of each of the Company and the Calpine Companies (other than Calpine Corporation) party thereto, as applicable, enforceable against such party in accordance with its respective terms.

            (k) The Initial Purchaser shall have received an opinion, in form and substance reasonably satisfactory to the Initial Purchaser, dated the Closing Date, of Covington & Burling, counsel to the Company and the Calpine Companies, to the effect that:

                  (i) The Company is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware and has the limited liability company power and authority to own its properties and conduct its business as described in the Offering Memorandum and to issue the Notes and incur the Term Loans and Revolving Credit Loans;

                  (ii) Each of CalGen Finance, CalGen Holdings, Goldendale Energy Center, LLC ("GOLDENDALE"), Calpine Corporation and the Guarantors (collectively with the Company, the "CALPINE COMPANIES") (x) other than the Calpine Companies specified in clause (y) of this Section 6(k)(ii) has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, and has corporate power and authority to own its property and to conduct its business as described in the Offering Memorandum or (y) that is not a corporation (other than Calpine Power Equipment LP and Freestone Power Generation LP (the "Texas Guarantors") is a limited partnership or a limited liability company, has been duly formed and is validly existing, as a limited partnership or a limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its formation, and has partnership or limited liability company power and authority, as the case may be, to own its property and to conduct its business as described in the Offering Memorandum and, as applicable, to issue the Notes, the Guarantees and the Credit Guarantees;

                  (iii) (A) The documents set forth on Schedules D-1B and D2 hereto (other than the Mortgages) have been duly authorized, executed and delivered by the Calpine Companies (other than the Texas Guarantors) party thereto, as applicable; (B) each of the Mortgages set forth on Schedule D2 hereto have been duly authorized by the Calpine Companies (other than the Texas Guarantors) party thereto; and (C) each of the documents set forth on Schedules D-1B and D2 hereto (other than the Mortgages) constitutes the valid and binding obligation of each of the Calpine Companies party thereto, as applicable, enforceable against such party in accordance with its respective terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws of general applicability relating to or affecting creditors rights and to general equity principles;

                  (iv) To the knowledge of such counsel, there are no contracts, agreements or understandings between the Company, CalGen Finance or any of the Guarantors and any person granting such person the right to require the Company, CalGen Finance or any of the Guarantors to file a registration statement under the Securities Act with respect to any securities of the Company, CalGen Finance or any of the Guarantors owned or to be owned by such person or to require the Company, CalGen Finance or any of the Guarantors to include such securities in any other registration statement filed by the Company, CalGen Finance or any of the Guarantors under the Securities Act, other than the Registration Rights Agreement;

                  (v) None of the Calpine Companies are or, after giving effect to the offering and sale of the Securities, the borrowing of the Term Loans or the Revolving Credit Loans and the application of the proceeds thereof as described in the Offering Memorandum, will be an "investment company" within the meaning of the Investment Company Act of 1940;

                  (vi) Except as set forth in the Offering Memorandum, to such counsel's knowledge, there are no pending or threatened actions, suits or proceedings against or affecting any of the Calpine Companies or any of their respective properties that, if determined adversely to the applicable Calpine Companies, would individually or in the aggregate have a Material Adverse Effect or would materially and adversely affect the ability of the applicable Calpine Companies to perform their respective obligations under this Agreement, the Indentures, the Securities, the Registration Rights Agreement, the Security Documents, the Term Loan Agreements, the Revolving Loan Agreement or the Major Project Documents;

                  (vii) The execution, delivery and performance by the Calpine Companies, as applicable, of this Agreement, the Indentures, the Registration Rights Agreement, the Security Documents, the Term Loan Agreements, the Revolving Loan Agreement and the Major Project Documents (collectively, the "transaction documents") and the issuance and sale of the Securities, the borrowing of the Term Loans, the incurrence of the Revolving Credit Loans, the grant and perfection of the security interests in the Collateral pursuant to the Security Documents and compliance by the Calpine Companies, as applicable, with the terms and provisions thereof and the consummation of the transactions contemplated thereby, will not
      (A)(i) in the case of the Transaction Documents other than the Mortgages, violate or conflict with any law of the State of New York, the Delaware General Corporation Law, the Delaware Revised Uniform Limited Partnership Act, the Delaware Limited Liability Company Act or any Federal law of the United States of America having applicability to any of the Calpine Companies, as applicable, or any statute, rule, regulation or order known to such counsel of any governmental body or any court having jurisdiction over any of the Calpine Companies or any of their respective properties, and (ii) in the case of the Mortgages, violate or conflict with any law of the State of New York, the Delaware General Corporation Law, the Delaware Revised Uniform Limited Partnership Act or the Delaware Limited Liability Company Act or any regulation under any such laws known to such counsel having applicability to any of the Calpine Companies, as applicable, (B) breach the provisions of, or cause a default, or result in the imposition or creation of (or the obligation to create or impose) a Lien (other than in favor of the Secured Parties), under (i) any agreement or instrument listed in Schedule E hereto or (ii) in the case of the Company, CalGen Finance, CalGen Holdings and the Guarantors listed on Schedule F hereto (the "NON-PROJECT GUARANTORS"), to the knowledge of such counsel any material agreement or instrument to which the Company, CalGen Finance, CalGen Holdings or such Non-Project Guarantor is a party, or (C) violate any provision of the charter, by-laws or any other constitutive document of the Calpine Companies;

                  (viii) Based upon and assuming the accuracy of the representations and warranties set forth in this Agreement, it is not necessary in connection with either (A) the offer, sale and delivery to the Initial Purchaser of the Securities or (B) the resales of the Securities by the Initial Purchaser in the manner contemplated by this Agreement, pursuant to Rule 144A or Regulation S under the Securities Act, to register the Securities under the Securities Act or to qualify an indenture in respect thereof under the Trust Indenture Act;

                  (ix) Each of the Security Documents, at the Closing Date, will create a valid security interest in favor of the Collateral Agent in that portion of the Collateral which is covered thereby and in which a valid security interest may be created under Article 9 of the New York UCC (the "UCC COLLATERAL"), which security interest will secure the Secured Obligations;

                  (x) (A) Based upon a review of the Indentures and the Securities, and the covenants and conditions therein with respect to the issuance of the Securities, all covenants and conditions precedent under each of the Indentures to the issuance of the Securities have heretofore been complied with; (B) each of the Calpine Companies (other than Goldendale) has duly authorized, executed and delivered each of this Agreement, the Indentures, the Securities, the Registration Rights Agreement, the Term Loan Agreements, the Revolving Loan Agreement and the Credit Guarantees to which it is a party; (C) Calpine Corporation has duly authorized, executed and delivered the Major Project Documents to which it is a party; (D) the Securities conform to the descriptions thereof contained in the Offering Memorandum; and (E) each of the Securities, the Registration Rights Agreement, the Indenture, the Term Loan Agreements and the Revolving Loan Agreement constitutes the valid and binding obligation of the Calpine Company party thereto, enforceable in accordance with its respective terms, and conforms to the description thereof contained in the Offering Memorandum; subject, in the case of clause (E), to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                  (xi) No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court under the law of the State of New York, the Delaware General Corporation Law, the Delaware Limited Liability Company Act, the Delaware Revised Uniform Limited Partnership Act or the Federal Law of the United States of America is required for (x) the consummation by the Calpine Companies of the transactions contemplated by this Agreement, the Indentures, the Security Documents, the Term Loan Agreements, the Revolving Loan Agreement or the Major Project Documents in connection with the issuance or sale of the Securities by the Company, CalGen Finance or any of the Guarantors, (y) the execution and delivery by the Company, CalGen Finance and the Guarantors of the Registration Rights Agreement, or (z) the execution and delivery by the Company and the Guarantors of the Term Loan Agreements and the Revolving Loan Agreement and the incurrence by the Company of the Term Loans or the Revolving Credit Loans, or the issuance of the Credit Guarantees by the Guarantors or the grant and perfection of the security interests in the Collateral pursuant to the Security Documents; except for
      (A) any of the foregoing as may be required under State securities or blue sky laws and the rules and regulations promulgated thereunder and (B) filings required to perfect the security interests granted pursuant to the Security Documents and filings to release existing liens on the Collateral; provided, however, in clauses (x) and (z) above, no opinion is expressed under the Federal law of the United States of America with respect to the Mortgages;

                  (xii) Upon issuance, the Notes should be characterized as indebtedness for U.S. federal income tax purposes and the Company should not be classified as a publicly traded partnership taxable as a corporation;

                  (xiii) The statements in the Offering Memorandum under the captions "Business-Purchase of Gas and Sale of Power", "Business-Index Hedge", "Business-Operation of our Facilities", "Business-Project Construction", "Business-General Administrative Matters", "Business-Working Capital Facility", "Description of New Term Loans," "Description of New Revolving Credit Facility," "Description of Notes," "Certain United States Federal Income Tax

      Considerations" and "Benefit Plan Considerations," insofar as such statements constitute summaries of the laws, regulations, legal matters, agreements or other legal documents referred to therein, are accurate in all material respects and fairly summarize the matters referred to therein;

                  (xiv) Such counsel have no reason to believe that the Offering Memorandum, or any amendment or supplement thereto, as of its date and as of the Closing Date, contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein not misleading; it being understood that such counsel need express no opinion as to the financial statements or other financial data contained in the Offering Memorandum;

                  (xv) Pursuant to the provisions of the Security Agreement, each Pledging Company has authorized the filing of the UCC Financing Statements naming such Pledging Company, as debtor, and the Collateral Agent, as secured party, to be filed pursuant to the Security Agreement in the Office of the Secretary of State of the State of Delaware, for purposes of Section 9-509 of the Delaware Uniform Commercial Code. The Financing Statements are in sufficient form for filing with the Secretary of State of the State of Delaware. Upon the filing of the Financing Statements in the Office of the Secretary of State of the State of Delaware, the security interests in favor of the Collateral Agent for the benefit of the Secured Parties in the Collateral described in the Financing Statements will be perfected under Article 9 of the Delaware Uniform Commercial Code to the extent a security interest in such Collateral may be perfected by filing of a Financing Statement in the State of Delaware;

                  (xvi) The Control Agreement is sufficient in form and substance to provide for the perfection by control of a security interest in favor of the Collateral Agent in each Pledged Account (as defined in the Control Agreement), to the extent such Pledged Account is a "deposit account" as defined under the NYUCC, and such security interest will be perfected when cash is credited to such Pledged Account in accordance with the Control Agreement. The Control Agreement is sufficient in form and substance to provide for the perfection by control of a security interest in favor of the Collateral Agent in each Pledged Account (as defined in the Control Agreement), to the extent such Pledged Account is a "securities account" as defined under Section 8-501 (a) of the NYUCC, and such security interest will be perfected when such Pledged Account contains one or more Security Entitlements (as defined in Section 8-102(a)(17) of the NYUCC).

                  (xvii) The security interest of the Collateral.Agent in that portion of the Pledged Collateral (as defined in the Membership Interests Pledge Agreement) consisting of certificated securities (the "PLEDGED CERTIFICATES") will be perfected under the New York Uniform Commercial Code when the Pledged Certificates are delivered to the Collateral Agent in the State of New York pursuant to the Membership Interests Pledge Agreement, either registered in the name of the Collateral Agent or duly endorsed to the Collateral Agent or in blank. No other security interest, if any, perfected under the New York Uniform Commercial Code in the Pledged Certificates will rank equal to or prior to the security interest of the Collateral Agent in the Pledged Certificates perfected as described in the preceding sentence; and

                  (xviii) The security interest of the Collateral Agent in that portion of the Pledged Collateral (as defined in the Expansion Co. Membership Interests Pledge Agreement) consisting of certificated securities (the "EXPANSION CO. PLEDGED CERTIFICATES") will be perfected under the New York Uniform Commercial Code when the Expansion Co. Pledged Certificates are delivered to the Collateral Agent in the State of New York pursuant to the Expansion Co. Membership Interest Pledge Agreement, either registered in the name of the Collateral Agent or duly endorsed to the Collateral Agent or in blank. No other security interest, if any, perfected under the New York Uniform Commercial Code in the Expansion Co. Pledged Certificates will rank equal to or prior to the security interest of the Collateral Agent in the Expansion Co. Pledged Certificates perfected as described in the preceding sentence;

      provided, however, that Covington & Burling will not be required to deliver the opinion referred to in Section 6(k)(xii) if the Notes have not been rated higher than CCC+ by Standard & Poor's prior to closing.

            (l) The Initial Purchaser shall have received an opinion, in form and substance reasonably satisfactory to the Initial Purchaser, dated the Closing Date, of Davis Wright Tremaine LLP, counsel to the Company and the Calpine Companies, to the effect that:

                  (i) To such counsel's knowledge, based on the conduct of the Company's and CalGen Finance's respective businesses described in the Offering Memorandum, none of the CalGen Companies or any "subsidiary company," as that term is defined in PUHCA, of the CalGen Companies is, or after giving effect to the issuance and sale of the Securities, will be, subject to regulation (i) as a "holding company, "as subsidiary company" of a holding company or a "public-utility company," as those terms are defined in PUHCA; (ii) under the Federal Power Act, as amended ("FPA"), other than (A) as an "exempt wholesale generator" ("EWG"), as that term is defined in PUHCA, that is subject to regulation as a "public utility" under the FPA, other than as described in the Offering Documents, or (B) as a QF under PURPA, as contemplated by 18 C.F.R. Section 292.60 l(c); or
      (iii) under any state law or regulation with respect to rates or the financial or organizational regulation of electric utilities, other than, with respect to Subsidiaries of the Company that are QFs, as contemplated by 18 C.F.R. Section 292.602(c);

                  (ii) Other than as described in the Offering Documents, each of the power generation projects in which the CalGen Companies listed on Schedule C1 have an interest meets the requirements under PURPA and the regulations of the FERC promulgated thereunder, as amended from time to time, necessary to be a "qualifying cogeneration facility" and/or a "qualifying small power generation production facility"; and

                  (iii) Each of the Company's Subsidiaries listed on Schedule C2 hereto (A) own and/or operate Eligible Facilities within the meaning of
      Section 32 of PUHCA, and each such Subsidiary has received a determination from the FERC, not subject to any pending challenge or appeal, that it is an EWG, within the meaning of Section 32 of PUHCA; and (B) other than as described in the Offering Documents, has validly issued orders from the FERC, not subject to any pending challenge, investigation, or proceeding (other than the FERC's generic proceeding initiated in Docket No. EL01-118-000), (I) authorizing such Subsidiary to engage in wholesale sales of electricity, ancillary services and, to the extent permitted under its market-based rate tariff, other services at market-based rates, and (2) granting such waivers and blanket authorizations as are customarily granted to entities with market-based rate authority; with respect to each such Subsidiary, the FERC has not imposed any rate caps or mitigation measures other than rate caps and mitigation measures generally applicable to similarly situated marketers or generators selling electricity, ancillary services or other services at wholesale in the geographic market where such Subsidiary conducts its business.

            (m) The Initial Purchaser shall have received an opinion, in form and substance reasonably satisfactory to the Initial Purchaser, dated such Closing Date, of Ron Fischer, Deputy General Counsel of Calpine Corporation, to the effect that:

                  (i) The Company and each Calpine Company is duly qualified to transact business as described in the Offering Memorandum and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect;

                  (ii) The Company and each of its Subsidiaries possess adequate certificates, authorities, licenses or permits issued by appropriate governmental agencies or bodies necessary to conduct the business as now operated by them as described in the Offering Memorandum and such counsel is not aware of the receipt of any notice of proceedings relating to the revocation or modification of any such certificate, authority, license or permit that, if determined adversely to the Company or any of its Subsidiaries, would individually or in the aggregate have a Material Adverse Effect;

                  (iii) No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required for the issuance or sale of the Securities by the Company, CalGen Finance and the Guarantors or the grant and perfection of the security interests in the Collateral pursuant to the Security Documents, except for (A) any of the foregoing as may be required under State securities or blue sky laws and the rules and regulations promulgated thereunder and (B) the filings required to perfect the Collateral Agent's security interests granted pursuant to the Security Documents and the filings to release existing liens on the Collateral;

                  (iv) Each of the Company's Subsidiaries that is participating in the Texas wholesale electric market has registered as a Power Generation Company (as defined under the Texas Utilities Code) with the TPUC, and to such counsel's knowledge the TPUC has not imposed on the Company any specific rate cap or mitigation measures other than rate caps and mitigation measures generally applicable to similarly situated marketers or generators selling electricity, ancillary services or other services at wholesale in the State of Texas; and

                  (v) To such counsel's knowledge, the Company and each of its Subsidiaries (A) is in material compliance with any and all applicable Environmental Laws, (B)has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business as described in the Offering Memorandum and (C) is in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a Material Adverse Effect.

                  (vi) The statements set forth in the Offering Memorandum under the captions "Business - Legal Proceedings", insofar as they purport to describe and summarize the proceedings referred to therein, are accurate, complete and fair in all material respects.

                  (vii) The Texas Guarantors have duly authorized, executed and delivered the Transaction Documents to which they are a party.

            (n) The Initial Purchaser shall have received a certificate, dated the Closing Date, of the President or any Vice President and a principal financial or accounting officer of each Issuing Company in which such officers, to the best of their knowledge after reasonable investigation, shall state that the representations and warranties of such Issuing Company in this Agreement are true and correct; such Issuing Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date; and, subsequent to the date of the most recent financial statements in the Offering Documents, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of such Issuing Company and its Subsidiaries taken as a whole except as set forth in or contemplated by the Offering Documents.

            (o) Local counsel to the Company in Alabama, California, Illinois, Louisiana, Oklahoma, South Carolina and Texas shall have furnished to the Initial Purchaser their written opinions, dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchaser as agreed as of the date hereof, as to such matters under the laws of their respective states as the Initial Purchaser may reasonably request, including without limitation, (i) an opinion that the execution, delivery and performance by the Calpine Companies, as applicable, of the Transaction Documents and the issuance and sale of the Securities, the borrowing of the Term Loans, the incurrence of the Revolving Credit Loans, the grant and perfection of the security interests in the Collateral pursuant to the Security Documents and compliance by the Calpine Companies, as applicable, with the terms and provisions thereof and the consummation of the transactions contemplated thereby does not breach the provisions of, or cause a default, or result in the imposition or creation of (or the obligation to create or impose) a Lien (other than in favor of the Secured Parties), under any agreement or instrument listed in Schedule B hereto and (ii) opinions as to the execution, delivery and enforceability of the Mortgages and an opinion that the execution, delivery and enforceability of such Mortgages does not violate the Federal law of the United States of America; it being understood that (A) such opinions (other than the opinion relating to the State of Texas (the "TEXAS OPINION")) will be substantively similar to the opinions provided in connection with the closing of the Term Loan Agreements and Revolving Loan Agreement and (B) the Texas Opinion with respect to any Transaction Company incorporated or formed in the State of Texas shall include written opinions substantively similar to the opinions provided in connection with the closing of the Term Loan Agreements and Revolving Loan Agreement and such other opinions relating to (1) such Transaction Company's formation and good standing in the State of Texas and its authorization, execution and delivery of the Operative Documents to which it is a party. Local counsel to the Company in Texas shall have furnished to the Initial Purchaser their written opinion, dated the Closing Date, that the Texas Guarantors have duly authorized, executed and delivered the Transaction Documents to which they are a party.

            (p) The Issuing Companies shall furnish the Initial Purchaser with conformed copies of such other opinions, certificates, letters and documents as the Initial Purchaser reasonably request. The Initial Purchaser may in their sole discretion waive compliance with any conditions to the obligations of the Initial Purchaser hereunder.

            (q) The Collateral Agent shall have received (with a copy to the Trustee) a fully executed and notarized mortgage or deed of trust from each Guarantor (each a "CLOSING DATE MORTGAGE") encumbering all of such Guarantor's real property interests owned or leased by such Guarantor ("CLOSING DATE MORTGAGED PROPERTY") as security for the payment and performance of the Secured Obligations. Each Closing Date Mortgage shall be in proper form for recording in all applicable jurisdictions where the property encumbered thereby is located.

            (r) The Collateral Agent shall have received CLTA mortgagee policies of title insurance or unconditional commitments therefor (the "CLOSING DATE MORTGAGE POLICIES") issued by die Title Company with respect to the Closing Date Mortgaged Properties, providing coverage in an amount equal to $50,000,000 per Closing Date Mortgaged Property and assuring the Collateral Agent that the applicable Closing Date Mortgages create valid and enforceable first priority mortgage Liens on the respective Closing Date Mortgaged Properties encumbered thereby. The Closing Date Mortgage Policies shall (i) include endorsements providing mechanics' lien coverage and such other coverages as are reasonably requested by the Trustee, and (ii) provide for such affirmative insurance, gap coverage and reinsurance as the Trustee may reasonably request, all of the foregoing in form and substance reasonably satisfactory to the Trustee.

            (s) The Collateral Agent shall have received a certificate from the Company's insurance broker or other evidence satisfactory to it that all insurance required to be maintained pursuant to the Indentures and the Security Documents is in full force and effect and that Collateral Agent on behalf of the Secured Parties has been named as additional insured and/or loss payee thereunder to the extent required under this Agreement.

            (t) The Initial Purchaser, at least four business days prior to the Closing Date, shall have received copies of the financial statements for the Company and its Subsidiaries on a combined basis (covering the fiscal years ended December 31, 2001, December 31, 2002 and December 31, 2003) as audited by PricewaterhouseCoopers LLP, (the "AUDITED FINANCIALS"), and the Audited Financials, taken as a whole, shall, in the reasonable judgment of the Initial Purchaser, not be materially different from the unaudited combined financial statements for the Company and its Subsidiaries (covering the years ended December 31, 2001, December 31, 2002 and December 31, 2003) prepared by the Company and delivered to the Initial Purchaser on March 11, 2004.

            (u) The Issuing Companies shall have entered into the Registration Rights Agreement and the Initial Purchaser shall have received counterparts, conformed as executed, thereof.

            (v) The Issuing Companies shall have entered into the Term Loan Agreements and the Revolving Loan Agreement, and the Initial Purchaser shall have received counterparts, conformed as executed, thereof.

            (w) The Offering Memorandum shall be in a form substantially similar to the Company's February 9, 2004 preliminary offering memorandum, except for (i) such changes as are reasonably necessary to reflect the terms of the offering of the Securities and related transactions in the manner contemplated by this Agreement, (ii) updating changes and (iii) other changes that are reasonably acceptable to the Initial Purchaser.

      7. Indemnification and Contribution, (a) The Issuing Companies, jointly and severally, will indemnify and hold harmless the Initial Purchaser, its partners, directors and officers and each person, if any, who controls the Initial Purchaser within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which the Initial Purchaser may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Offering Documents, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, and will reimburse the Initial Purchaser for any legal or other expenses reasonably incurred by the Initial Purchaser in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Issuing Companies will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Issuing Companies by the Initial Purchaser specifically for use therein.

            (b) The Initial Purchaser will indemnify and hold harmless the Issuing Companies and their respective directors, officers and trustees and each person, if any, who controls the

Issuing Companies, within the meaning of Section 15 of the Securities Act against any losses, claims, damages or liabilities to which the Issuing Companies may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Offering Documents, or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Issuing Companies by the Initial Purchaser specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Issuing Companies in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred.

            (c)   Promptly after receipt by an indemnified party under this
Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified party.

            (d) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuing Companies on the one hand and the Initial Purchaser on the other from the offering of the Securities or (ii) if the allocation provided by clause
(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Issuing Companies on the one hand and the Initial Purchaser on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Issuing Companies on the one hand and the Initial Purchaser on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Issuing Companies bear to the total discounts and commissions received by the Initial Purchaser from the Issuing Companies under this Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuing Companies or the Initial Purchaser and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), the Initial Purchaser shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities were resold exceeds the amount of any damages which the Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

            (e) The obligations of the Issuing Companies under this Section shall be in addition to any liability which the Issuing Companies may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Initial Purchaser within the meaning of the Securities Act or the Exchange Act; and the obligations of the Initial Purchaser under this Section shall be in addition to any liability which the Initial Purchaser may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Issuing Companies within the meaning of the Securities Act or the Exchange Act.

      8. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Issuing Companies or their respective officers and of the Initial Purchaser set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of the Initial Purchaser and the Issuing Companies or any of their respective officers or directors or any controlling person, and will survive delivery of and payment for the Securities. If for any reason the purchase of the Securities by the Initial Purchaser is not consummated, the Issuing Companies shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 5 and the respective obligations of the Issuing Companies and the Initial Purchaser pursuant to Section 7 shall remain in effect, and if any Securities have been purchased hereunder the representations and warranties in Section 2 and all obligations under Section 5 shall also remain in effect. If the purchase of the Securities by the Initial Purchaser is not consummated for any reason other than solely because of the termination of this Agreement pursuant to a default by the Initial Purchaser, the Issuing Companies will reimburse the Initial Purchaser for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Securities and the preparation of the Security Documents.

      9. Notices. All communications hereunder will be in writing and, if sent to the Initial Purchaser, will be mailed, delivered, telegraphed and confirmed or faxed and confirmed to the Initial Purchaser, c/o Morgan Stanley & Co. Incorporated, 1585 Broadway, New York, New York 10036, Attention: General Counsel; or, if sent to any of the Issuing Companies will be mailed, delivered, telegraphed and confirmed or faxed and confirmed to it at Calpine Generating Company, LLC, 50 West San Fernando Street, San Jose, California 95113,
Attention: General Counsel.

      10. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder, except that Holders of Securities shall be entitled to enforce the agreements for their benefit contained in the second and third sentences of Section 5(b) hereof against the Issuing Companies as if such Holders were parties hereto.

      11. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

      12. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

      Each of the Issuing Companies hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

                            (signature page follows)

      If the foregoing is in accordance with the Initial Purchasers' understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement between the Issuing Companies on the one hand and the Initial Purchasers on the other in accordance with its terms.

                                      Very truly yours,

                                      CALPINE GENERATING COMPANY, LLC

                                      By: /s/ Zamir Rauf
                                          --------------------------------------
                                          Name:  ZAMIR RAUF
                                          Title: Vice President

                                      CALGEN FINANCE CORP.

                                      By: /s/ Zamir Rauf
                                          --------------------------------------
                                          Name:  ZAMIR RAUF
                                          Title: Vice President

                                      CALGEN EXPANSION COMPANY, LLC

                                      By: /s/ Zamir Rauf
                                          --------------------------------------
                                          Name:  ZAMIR RAUF
                                          Title: Vice President

                                      BAYTOWN ENERGY CENTER, LP

                                      By: /s/ Zamir Rauf
                                          --------------------------------------
                                          Name:  ZAMIR RAUF
                                          Title: Vice President

                                      CALPINE BAYTOWN ENERGY CENTER GP, LLC

                                      By: /s/ Zamir Rauf
                                          --------------------------------------
                                          Name:  ZAMIR RAUF
                                          Title: Vice President

                                      CALPINE BAYTOWN ENERGY CENTER LP, LLC

                                      By: /s/ Zamir Rauf
                                          --------------------------------------
                                          Name:  ZAMIR RAUF
                                          Title: Vice President

                                      BAYTOWN POWER GP, LLC

                                      By: /s/ Zamir Rauf
                                          --------------------------------------
                                          Name:  ZAMIR RAUF
                                          Title: Vice President

                                      BAYTOWN POWER, LP

                                      By: /s/ Zamir Rauf
                                          --------------------------------------
                                          Name:  ZAMIR RAUF
                                          Title: Vice President

                                      CARVILLE ENERGY LLC

                                      By: /s/ Zamir Rauf
                                          --------------------------------------
                                          Name:  ZAMIR RAUF
                                          Title: Vice President

                                      CHANNEL ENERGY CENTER, LP

                                      By: /s/ Zamir Rauf
                                          --------------------------------------
                                          Name:  ZAMIR RAUF
                                          Title: Vice President

                                      CALPINE CHANNEL ENERGY CENTER GP, LLC

                                      By: /s/ Zamir Rauf
                                          --------------------------------------
                                          Name:  ZAMIR RAUF
                                          Title: Vice President

                                      CALPINE CHANNEL ENERGY CENTER LP, LLC

                                      By: /s/ Zamir Rauf
                                          --------------------------------------
                                          Name:  ZAMIR RAUF
                                          Title: Vice President

                                      CHANNEL POWER GP, LLC

                                      By: /s/ Zamir Rauf
                                          --------------------------------------
                                          Name:  ZAMIR RAUF
                                          Title: Vice President

                                      CHANNEL POWER, LP

                                      By: /s/ Zamir Rauf
                                          --------------------------------------
                                          Name:  ZAMIR RAUF
                                          Title: Vice President

                                      COLUMBIA ENERGY LLC

                                      By: /s/ Zamir Rauf
                                          --------------------------------------
                                          Name:  ZAMIR RAUF
                                          Title: Vice President

                                      CORPUS CHRISTI COGENERATION LP

                                      By: /s/ Zamir Rauf
                                          --------------------------------------
                                          Name:  ZAMIR RAUF
                                          Title: Vice President

                                      NUECES BAY ENERGY LLC

                                      By: /s/ Zamir Rauf
                                          --------------------------------------
                                          Name:  ZAMIR RAUF
                                          Title: Vice President

                                      CALPINE NORTHBROOK SOUTHCOAST INVESTORS,
                                       LLC

                                      By: /s/ Zamir Rauf
                                          --------------------------------------
                                          Name:  ZAMIR RAUF
                                          Title: Vice President

                                      CALPINE CORPUS CHRISTI ENERGY GP, LLC

                                      By: /s/ Zamir Rauf
                                          --------------------------------------
                                          Name:  ZAMIR RAUF
                                          Title: Vice President

                                      CALPINE CORPUS CHRISTI ENERGY, LP

                                      By: /s/ Zamir Rauf
                                          --------------------------------------
                                          Name:  ZAMIR RAUF
                                          Title: Vice President

                                      DECATUR ENERGY CENTER, LLC

                                      By: /s/ Zamir Rauf
                                          --------------------------------------
                                          Name:  ZAMIR RAUF
                                          Title: Vice President

                                      DELTA ENERGY CENTER, LLC

                                      By: /s/ Zamir Rauf
                                          --------------------------------------
                                          Name:  ZAMIR RAUF
                                          Title: Vice President

                                      CALGEN PROJECT EQUIPMENT FINANCE COMPANY
                                       TWO, LLC

                                      By: /s/ Zamir Rauf
                                          --------------------------------------
                                          Name:  ZAMIR RAUF
                                          Title: Vice President

                                      FREESTONE POWER GENERATION LP

                                      By: /s/ Zamir Rauf
                                          --------------------------------------
                                          Name:  ZAMIR RAUF
                                          Title: Vice President

                                      CALPINE FREESTONE, LLC

                                      By: /s/ Zamir Rauf
                                          --------------------------------------
                                          Name:  ZAMIR RAUF
                                          Title: Vice President

                                      CPN FREESTONE, LLC

                                      By: /s/ Zamir Rauf
                                          --------------------------------------
                                          Name:  ZAMIR RAUF
                                          Title: Vice President

                                      CALPINE FREESTONE ENERGY GP, LLC

                                      By: /s/ Zamir Rauf
                                          --------------------------------------
                                          Name:  ZAMIR RAUF
                                          Title: Vice President

                                      CALPINE FREESTONE ENERGY, LP

                                      By: /s/ Zamir Rauf
                                          --------------------------------------
                                          Name:  ZAMIR RAUF
                                          Title: Vice President

                                      CALPINE POWER EQUIPMENT LP

                                      By: /s/ Zamir Rauf
                                          --------------------------------------
                                          Name:  ZAMIR RAUF
                                          Title: Vice President

                                      LOS MEPANOS ENERGY CENTER, LLC

                                      By: /s/ Zamir Rauf
                                          --------------------------------------
                                          Name:  ZAMIR RAUF
                                          Title: Vice President

                                      CALGEN PROJECT EQUIPMENT FINANCE COMPANY
                                          ONE, LLC

                                      By: /s/ Zamir Rauf
                                          --------------------------------------
                                          Name:  ZAMIR RAUF
                                          Title: Vice President

                                      MORGAN ENERGY CENTER, LLC

                                      By: /s/ Zamir Rauf
                                          --------------------------------------
                                          Name:  ZAMIR RAUF
                                          Title: Vice President

                                      PASTORIA ENERGY FACILITY L.L.C.

                                      By: /s/ Zamir Rauf
                                          --------------------------------------
                                          Name:  ZAMIR RAUF
                                          Title: Vice President

                                      CALPINE PASTORIA HOLDINGS, LLC

                                      By: /s/ Zamir Rauf
                                          --------------------------------------
                                          Name:  ZAMIR RAUF
                                          Title: Vice President

                                      CALPINE ONETA POWER, L.P.

                                      By: /s/ Zamir Rauf
                                          --------------------------------------
                                          Name:  ZAMIR RAUF
                                          Title: Vice President

                                      CALPINE ONETA POWER I, LLC

                                      By: /s/ Zamir Rauf
                                          --------------------------------------
                                          Name:  ZAMIR RAUF
                                          Title: Vice President

                                      CALPINE ONETA POWER II, LLC

                                      By: /s/ Zamir Rauf
                                          --------------------------------------
                                          Name:  ZAMIR RAUF
                                          Title: Vice President

                                      ZION ENERGY LLC

                                      By: /s/ Zamir Rauf
                                          --------------------------------------
                                          Name:  ZAMIR RAUF
                                          Title: Vice President

                                      CALGEN PROJECT EQUIPMENT FINANCE
                                        COMPANY THREE, LLC

                                      By: /s/ Zamir Rauf
                                          --------------------------------------
                                          Name:  ZAMIR RAUF
                                          Title: Vice President

                                      CALGEN EQUIPMENT FINANCE HOLDINGS, LLC

                                      By: /s/ Zamir Rauf
                                          --------------------------------------
                                          Name:  ZAMIR RAUF
                                          Title: Vice President

                                      CALGEN EQUIPMENT FINANCE COMPANY, LLC

                                      By: /s/ Zamir Rauf
                                          --------------------------------------
                                          Name:  ZAMIR RAUF
                                          Title: Vice President

      The foregoing Purchase Agreement is hereby confirmed and accepted as of the date first above written.

                                      MORGAN STANLEY & CO, INCORPORATED

                                      By: /s/ Bryan W. Andrzejewaki
                                          --------------------------------------
                                          Name: Bryan W. Andrzejewaki
                                          Title: Executive Director

            (CalGen Finance Corp. Purchase Agreement Signature Page)

                                    EXHIBIT A

                                    EXHIBIT A

                               LIST OF GUARANTORS

CalGen Expansion Company, LLC, a Delaware limited liability company

Baytown Energy Center, LP, a Delaware limited partnership

Calpine Baytown Energy Center GP, LLC, a Delaware limited liability company

Calpine Baytown Energy Center LP, LLC, a Delaware limited liability company

Baytown Power GP, LLC, a Delaware limited liability company

Baytown Power, LP, a Delaware limited partnership

Carville Energy LLC, a Delaware limited liability company

Calpine Channel Energy Center, LP, a Delaware limited partnership

Calpine Channel Energy Center GP, LLC, a Delaware limited liability company

Channel Energy Center LP, a Delaware limited partnership

Channel Power GP, LLC, a Delaware limited liability company

Channel Power, LP, a Delaware limited partnership

Columbia Energy LLC, a Delaware limited liability company

Corpus Christi Cogeneration LP, a Delaware limited partnership

Nueces Bay Energy LLC, a Delaware limited liability company

Calpine Northbrook Southcoast Investors, LLC, a Delaware limited liability company

Calpine Corpus Christi Energy GP, LLC, a Delaware limited liability company

Calpine Corpus Christi Energy, LP, a Delaware limited partnership

Decatur Energy Center, LLC, a Delaware limited liability company

Delta Energy Center, LLC, a Delaware limited liability company

CalGen Project Equipment Finance Company Two, LLC, a Delaware limited liability company

Freestone Power Generation LP, a Texas limited partnership

Calpine Freestone, LLC, a Delaware limited liability company

CPN Freestone, LLC, a Delaware limited liability company

Calpine Freestone Energy GP, LLC, a Delaware limited liability company

Calpine Freestone Energy, LP, a Delaware limited partnership

Calpine Power Equipment LP, a Texas limited partnership

Los Medanos Energy Center LLC, a Delaware limited liability company

CalGen Project Equipment Finance Company One, LLC, a Delaware limited liability company

Morgan Energy Center, LLC, a Delaware limited liability company

Pastoria Energy Facility L.L.C., a Delaware limited liability company

Calpine Pastoria Holdings, LLC, a Delaware limited liability company

Calpine Oneta Power, L.P., a Delaware limited partnership

Calpine Oneta Power I, LLC, a Delaware limited liability company

Calpine Oneta Power II, LLC, a Delaware limited liability company

Zion Energy LLC, a Delaware limited liability company

CalGen Project Equipment Finance Company Three, LLC, a Delaware limited liability company

CalGen Equipment Finance Holdings, LLC, a Delaware limited liability company

CalGen Equipment Finance Company, LLC, a Delaware limited liability company

                                   SCHEDULE A

                                   [RESERVED]

                                   SCHEDULE A

                                   [RESERVED]

                                   SCHEDULE B

                                   SCHEDULE B

                          THIRD PARTY PROJECT DOCUMENTS

Baytown

      1. Energy Services Agreement, dated as of January 12, 2000, between Bayer Corporation and Baytown Energy Center, L.P.(as assignee of Calpine Construction Finance Company, L.P.), as amended by Amendment of Project Documents dated as of August 13, 2002.

      2. Services Agreement, dated as of January 12, 2000, between Bayer Corporation and Baytown Energy Center, L.P. (as assignee of Calpine Construction Finance Company, L.P.), as amended by Amendment of Project Documents, dated as of August 13, 2002.

      3. Ground Lease and Easement Agreement, dated as of January 12, 2000, between Bayer Corporation and Baytown Energy Center, L.P. (as assignee of Calpine Construction Finance Company, L.P.), as amended by Amendment of Project Documents, dated as of August 13, 2002.

Carville

      1. Energy Services Agreement, dated as of December 28, 1999, between Cos-Mar Incorporated and Carville Energy LLC, as amended by Amendment No. 1 to Energy Services Agreement, dated as of April
            30, 2000, and Amendment No. 2 to Energy Services Agreement, dated as of June 26, 2001.

      2. Agreement for Purchased Power from Qualified Cogeneration Facility, dated as of August 31, 2002, between Entergy Gulf States, Inc. and Carville Energy LLC.

Channel

      1. Energy Services Agreement, dated as of January 25, 2000, between Lyondell-Citgo Refining LP and Channel Energy Center, L.P. (as assignee of Calpine Construction Finance Company, L.P.).

      2. Facility Services Agreement, dated as of January 25, 2000, between Lyondell-Citgo Refining LP and Channel Energy Center, L.P. (as assignee of Calpine Construction Finance Company, L.P.).

      3. Operating Lease Agreement, dated as of January 25, 2000, between Lyondell-Citgo Refining LP and Channel Energy Center, L.P. (as assignee of Calpine Construction Finance Company, L.P.), as amended by Amendment No. 1 to Operating Lease Agreement, dated as of March 30, 2001.

      4. Amended and Restated Ground Lease and Easement Agreement, dated as of October 30, 2001, between Lyondell-Citgo Refining LP and Channel Energy Center, L.P.

Columbia

      1. Energy Services Agreement, dated as of August 15,2000, between Eastman Chemical Company and Columbia Energy LLC, as amended by First Amendment to Energy Services Agreement, dated as of August 1, 2001, and Second Amendment to Energy Services Agreement, dated as of October 1, 2002.

      2.    Amended and Restated Ground Lease Agreement, dated as of August
            1, 2001, between Eastman Chemical Company and Columbia Energy LLC, as amended by First Amendment to Amended and Restated Ground Lease Agreement, dated as of October 22, 2002.

Corpus Christi

      1. Energy Services Agreement, dated as of March 23, 1999, between Corpus Christi Cogeneration LP (as assignee of Nueces Bay Energy
            LLC) and Citgo Refining and Chemicals, L.P., as amended by Amendment No. 1 to Energy Services Agreement, dated as of March 22, 2001, and Second Amendment of Energy Services Agreement, dated as of August 24, 2001.

      2. Restated Energy Services Agreement - Steam, dated as of July 26, 2002, between Corpus Christi Cogeneration LP and Element is Chromium L.P.

      3. Energy Services Agreement, dated as of July 24, 2003, between Corpus Christi Cogeneration LP and Flint Hills Resources, LP.

      4. Project Site Lease Agreement, dated as of June 21, 1999, between Corpus Christi Cogeneration LP (as assignee of Nueces Bay Energy
            LLC) and Citgo Refining and Chemicals, L.P., as amended by First Amendment of Project Site Lease Agreement, dated as of August 24, 2001.

Decatur

      1. Second Amended and Restated Lease, Steam Sales and Shared Services Agreement, dated as of January 31, 2001, between Solutia Inc. and Decatur Energy Center, LLC, as amended by First Amendment to Second Amended and Restated Lease, Steam Sales and Shared Services Agreement, dated as of June 28, 2001, Second Amendment to Second Amended and Restated Lease, Steam Sales and Shared Services Agreement, dated as of August 13, 2001, Third Amendment to Second Amended and Restated Lease, Steam Sales and Shared Services Agreement, dated as of October 31, 2001, Fourth Amendment to Second Amended and Restated Lease, Steam Sales and Shared Services Agreement, dated as of January 28, 2002, and Fifth Amendment to Second Amended and Restated Lease, Steam Sales and Shared Services Agreement, dated as of October 7, 2002.

      2. Power Purchase Agreement, dated as of June 21, 2002, between Decatur Energy Center, LLC and Tennessee Valley Authority.

Delta

      1. Merchant Plant Lease, dated as of April 13, 2000, between The Dow Chemical Company and Delta Energy Center, LLC (as assignee of Calpine Construction Finance Company, L.P.), as amended by First Amendment to Merchant Plant Lease, dated as of July 31, 2001, Second Amendment to Merchant Plant Lease, dated as of December 14, 2001, Third Amendment to Merchant Plant Lease, dated as of February
            20, 2003, and Fourth Amendment to Merchant Plant Lease, dated as of February 20, 2003.

      2. Must-Run Service Agreement, dated as of February 10, 2003, between Delta Energy Center LLC and California Independent System Operator Corporation and Offer Letter from Delta Energy

            Center LLC to California Independent System Operator Corporation for Provision of RMR Services in 2004.

Freestone

None.

Los Medanos

      1.    Energy Purchase and Sale Agreement, dated as of December
            21, 1998 between USS-POSCO Industries and Los Medanos Energy Center, LLC (as successor in interest to Pittsburg District Energy Facility,
            LLC), as amended by Modification Agreement (First Amendment to Energy Purchase and Sale Agreement), dated as of June 30, 1999, and Second Amendment to Energy Purchase and Sale Agreement, dated as of April 30, 2001

      2. Ground Lease Agreement, dated as of October 4, 1999, between USS-POSCO Industries and Los Medanos Energy Center, LLC (as successor in interest to Pittsburg District Energy Facility, LLC), as amended by First Amendment to Ground Lease Agreement, dated as of August 25, 2000, Second Amendment to Ground Lease Agreement, dated as of October 30, 2000, Third Amendment to Ground Lease Agreement, dated as of July 6, 2001, and Fourth Amendment to Ground Lease Agreement, dated as of May 31, 2002.

      3. Energy Supply Arrangements with Dow comprising: Binding Letter of Intent, dated as of December 10, 2002, among The Dow Chemical Company, Los Medanos Energy Center, LLC, Calpine Pittsburg, LLC, and Delta Energy Center, LLC; Steam Supply Agreement, dated as of December 10, 2002, between Calpine Pittsburg, LLC and Los Medanos Energy Center, LLC; and Agreement Regarding Power and Steam Supply, dated as of December 10, 2002, among Calpine Pittsburg, LLC, Los Medanos Energy Center, LLC, and Delta Energy Center, LLC.

      4. Amended and Restated Must-Run Service Agreement, dated June 17, 2003, between Los Medanos Energy Center, LLC and California Independent System Operator Corporation.

Morgan

      1. Project Agreement, dated as of June 1, 2000, between BP Amoco Chemical Company and Morgan Energy Center, LLC (as assignee of Calpine Construction Finance Company, L.P.), as amended by First Amendment to Project Agreement, dated as of August 20, 2001.

      2. Energy Sales Agreement, dated as of June 1, 2000, between BP Amoco Chemical Company and Morgan Energy Center, LLC (as assignee of Calpine Construction Finance Company, L.P.), as amended by First Amendment to Energy Sales Agreement, dated as of August 20, 2001, and Second Amendment to Energy Sales Agreement, dated as of July 31, 2003.

      3. Site Interface Agreement, dated as of September 29, 2000, between BP Amoco Chemical Company and Morgan Energy Center, LLC (as assignee of Calpine Construction Finance Company, L.P.).

      4. Land Lease, dated as of September 29, 2000, between BP Amoco Chemical Company and Morgan Energy Center, LLC (as assignee of Calpine Construction Finance Company, L.P.), as amended by First Amendment of Land Lease and Memorandum of Lease and Grant of

            Easements, dated as of August 20, 2001, and Second Amendment of Land Lease and Memorandum of Lease and Grant of Easements, dated as of December 13, 2001.

      5. Power Purchase Agreement, dated as of June 19, 2003, between Morgan Energy Center, LLC and Tennessee Valley Authority.

Oneta

None.

Pastoria

      1. Ground Lease, dated as of July 19, 2001, between Tejon Ranchcorp and Pastoria Energy Facility L.L.C., as amended by Landlord Non-disturbance and Consent Agreement, dated as of September
            28, 2001.

Zion

      1. Amended and Restated Fuel Conversion Services Agreement, dated as of April 28, 2003, between Zion Energy LLC and Wisconsin Electric Power Company.

                                   SCHEDULE C

                                   SCHEDULE C

                        LIST OF MORTGAGES/DEEDS OF TRUST

1. Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing, dated as of March 23, 2004, executed by CHANNEL ENERGY CENTER, LP, a Delaware limited partnership, for the benefit of WILMINGTON TRUST COMPANY, acting in the capacity of collateral agent for the benefit of the Secured Parties.

2. Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing, dated as of March 23, 2004, executed by CORPUS CHRIST! COGENERATION LP, a Delaware limited partnership, for the benefit of WILMINGTON TRUST COMPANY, acting in the capacity of collateral agent for the benefit of the Secured Parties.

3. Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing, dated as of March 23, 2004, executed by FREESTONE POWER GENERATION, L.P., a Texas limited partnership, for the benefit of WILMINGTON TRUST COMPANY, acting in the capacity of collateral agent for the benefit of the Secured Parties.

4. Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing, dated as of March 23, 2004, executed by BAYTOWN ENERGY CENTER, LP, a Delaware limited partnership, for the benefit of WILMINGTON TRUST COMPANY, acting in the capacity of collateral agent for the benefit of the Secured Parties.

5. Mortgage, Assignment of Rents, Security Agreement and Fixture Filing, dated as of March 23, 2004, executed by CARVILLE ENERGY LLC, a Delaware limited liability company, for the benefit of WILMINGTON TRUST COMPANY, acting in the capacity of collateral agent for the benefit of the Secured Parties.

6. Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing, dated as of March 23, 2004, executed by CALPINE ONETA POWER, L.P., a Delaware limited partnership, for the benefit of WILMINGTON TRUST COMPANY, acting in the capacity of collateral agent for the benefit of the Secured Parties.

7. Mortgage, Assignment of Rents, Security Agreement and Fixture Filing, dated as of March 23, 2004, executed by ZION ENERGY LLC, a Delaware limited liability company, for the benefit of WILMINGTON TRUST COMPANY, acting in the capacity of collateral agent for the benefit of the Secured Parties.

8. Mortgage, Assignment of Rents, Security Agreement and Fixture Filing, dated as of March 23, 2004, executed by DECATUR ENERGY CENTER, LLC, a Delaware limited liability company, for the benefit of WILMINGTON TRUST COMPANY, acting in the capacity of collateral agent for the benefit of the Secured Parties.

9. Mortgage, Assignment of Rents, Security Agreement and Fixture Filing, dated as of March 23, 2004, executed by MORGAN ENERGY CENTER, LLC, a Delaware limited liability company, for the benefit of WILMINGTON TRUST COMPANY, acting in the capacity of collateral agent for the benefit of the Secured Parties.

10. Mortgage, Assignment of Rents, Security Agreement and Fixture Filing, dated as of March 23, 2004, executed by COLUMBIA ENERGY, LLC, a Delaware limited liability company, for the benefit of

WILMINGTON TRUST COMPANY, acting in the capacity of collateral agent for the benefit of the Secured Parties.

11. Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing, dated as of March 23, 2004, executed by LOS MEDANOS ENERGY CENTER LLC, a Delaware limited liability company, for the benefit of WILMINGTON TRUST COMPANY, acting in the capacity of Collateral agent for the benefit of the Secured Parties.

12. Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing, dated as of March 23, 2004, executed by DELTA ENERGY CENTER LLC, a Delaware limited liability company, for the benefit of WILMINGTON TRUST COMPANY, acting in the capacity of collateral agent for me benefit of the Secured Parties.

13. Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing, dated as of March 23, 2004, executed by PASTORIA ENERGY CENTER LLC, a Delaware limited liability company, for the benefit of WILMINGTON TRUST COMPANY, acting in the capacity of collateral agent for the benefit of the Secured Parties.

                                   SCHEDULE C1

                                   SCHEDULE C1

                    SUBSIDIARIES OWNING QUALIFYING FACILITIES

1.    Baytown Energy Center, LP

2.    Carville Energy LLC

3.    Channel Energy Center, LP

4.    Corpus Christi Cogeneration LP

5.    Columbia Energy LLC

6.    Decatur Energy Center, LLC

7.    Los Medanos Energy Center, LLC

8.    Morgan Energy Center, LLC

                                   SCHEDULE C2

                                  SCHEDULE C2

1.    Delta Energy Center, LLC

2.    Goldendale Energy Center, LLC

3.    Pastoria Energy Center L.L.C

4.    Freestone Power Generation, L.P.

5.    Calpine Oneta Power LP

6.    Zion Energy LLC

                                  SCHEDULE D-1A

                                  SCHEDULE D-1A

1. WECC Fixed Price Gas Sale and Power Purchase Agreement, to be dated as of the Closing Date, among Calpine Energy Services, L.P., Calpine
      Generating Company, LLC, Delta Energy Center, LLC and Los Medanos Energy Center, LLC.

2. Index Based Gas Sale and Power Purchase Agreement, to be dated as of the Closing Date, among Calpine Energy Services, L.P., Calpine Generating Company, LLC and the subsidiaries of Calpine Generating Company, LLC party thereto.

3. Master Operation and Maintenance Agreement, to be dated as of the Closing Date, among Calpine Generating Company, LLC, the subsidiaries of Calpine Generating Company, LLC party thereto, and Calpine Operating Services Company, Inc.

4. Master Maintenance Services Agreement, to be dated as of the Closing Date, among Calpine Generating Company, LLC, the subsidiaries of Calpine Generating Company, LLC party thereto, and Calpine Operating Services Company, Inc.

5. Master Construction Management Agreement, to be dated as of the Closing Date, among Calpine Generating Company, LLC, the subsidiaries of Calpine Generating Company, LLC party thereto, and Calpine Construction Management Company, Inc.

6. Project Undertaking and Agreement, to be dated as of the Closing Date, among Calpine Corporation, Calpine Generating Company, LLC and the subsidiaries of Calpine Generating Company, LLC party thereto.

                                  SCHEDULE D-1B

                                  SCHEDULE D-1B

1. Master Administrative Services Agreement, to be dated as of the Closing Date, among Calpine Generating Company, LLC, the subsidiaries of Calpine Generating Company, LLC party thereto, and Calpine Administrative Services Company, Inc.

2. Working Capital Facility Agreement, to be dated as of the Closing Date, among Calpine Generating Company, LLC, as the borrower, Calpine CalGen Holdings, Inc., as the lender, and Calpine Corporation, as the lender guarantor.

                                   SCHEDULE D2

                                   SCHEDULE D2

                           OPINION SECURITY DOCUMENTS

1. Collateral Trust Agreement, dated as of the Closing Date among Calpine Calgen Holdings, Inc., Calpine Generating Company, LLC, CalGen Finance Corp., CalGen Expansion Company, LLC, the Guarantors.(from time to time listed on Schedule B thereto), Wilmington Trust FSB, as Trustee under the Indenture, Morgan Stanley Funding Corporation, Inc., as Term Loan Administrative Agent under the Term Loan Agreement, The Bank of Nova Scotia, as Revolving Loan Administrative Agent under the Revolving Loan Agreement, and Wilmington Trust Company, as Collateral Agent.

2. Membership Interest Pledge Agreement, dated as of the Closing Date, among Calpine Generating Company, LLC, Calgen Expansion Company, LLC, as Pledgor, and Wilmington Trust Company, as Collateral Agent.

3. Membership Interest Pledge Agreement, dated as of the Closing Date, by and among Calpine CalGen Holdings, Inc., as Pledgor, Calpine Generating Company, LLC and Wilmington Trust Company, as Collateral Agent.

4. Security Agreement, dated as of the Closing Date, among Calpine Generating Company, LLC, the Guarantors party thereto from time to time and Wilmington Trust Company, as Collateral Agent,

5. Collateral Account Control Agreement, dated as of the Closing Date, among Calpine Generating Company, LLC and Wilmington Trust Company, as Collateral Agent and an institution reasonably acceptable to the Initial Purchaser, as Depository Agent.

6.    The Mortgages (see Schedule C for complete list).

                                   SCHEDULE E

                                   SCHEDULE E
                           CALPINE MATERIAL DOCUMENTS

Indentures

      1. Indenture, dated as of May 16, 1996, as supplemented by the First Supplemental Indenture, dated as of August 1,2000, between the Company and State Street Bank and Trust Company (as successor to Fleet National Bank), as Trustee, relating to $180,000,000 in aggregate principal amount of the Company's 10-1/2% Senior Notes due 2006.

      2. Indenture, dated as of July 8, 1997, as supplemented by the First Supplemental Indenture, dated as of September 10,1997, and the Second Supplemental Indenture, dated as of July 31,2000, between the Company and The Bank of New York, as Trustee, relating to $275,000,000 in aggregate principal amount of the Company's 8-3/4% Senior Notes due 2007.

      3. Indenture, dated as of March 31, 1998, as supplemented by the First Supplemental Indenture, dated as of July 24,1998, and the Second Supplemental Indenture, dated as of July 31,2000, between the Company and The Bank of New York, as Trustee, relating to $400,000,000 in aggregate principal amount of the Company's 7-7/8% Senior Notes due 2008.

      4. Indenture, dated as of March 29, 1999, as supplemented by the First Supplemental Indenture, dated as of July 31,2000, between the Company and The Bank of New York, as Trustee, relating to $250,000,000 in aggregate principal amount of the Company's 7-5/8% Senior Notes due 2006.

      5. Indenture, dated as of March 29, 1999, as supplemented by the First Supplemental Indenture, dated as of July 31, 2000, between the Company and The Bank of New York, as Trustee, relating to $350,000,000 in aggregate principal amount of the Company's 7-3/4% Senior Notes due 2009.

      6. Indenture, dated as of August 10, 2000, as supplemented by the First Supplemental Indenture, dated as of September 28,2000, between the Company and Wilmington Trust Company, as Trustee, relating to $250,000,000 in aggregate principal amount of the Company's 8-1/4% Senior Notes due 2005, $750,000,000 in aggregate principal amount of the Company's 8-5/8% Senior Notes due 2010, $2,000,000,000 in aggregate principal amount of the Company's 8-1/2% Senior Notes due 2011 and $1,200,000,000 in aggregate principal amount of the Company's 4% Convertible Senior Notes due 2006.

      7. Indenture, dated as of July 16, 2003, between the Company and Wilmington Trust Company, as Trustee, relating to $500,000,000 in aggregate principal amount of the Company's Second Priority Senior Secured Floating Rate Notes due 2007.

      8. Indenture, dated as of July 16, 2003, between the Company and Wilmington Trust Company, as Trustee, relating to $1,150,000,000 in aggregate principal amount of the Company's 8.50% Second Priority Second Priority Notes due 2010.

      9. Indenture, dated as of July 16, 2003, between the Company and Wilmington Trust Company, as Trustee, relating to $ 1,150,000,000 in aggregate principal amount of the Company's 8.75% Second Priority Second Priority Notes due 2013.

      10. Indenture, dated as of November 14,2003, between the Company and Wilmington Trust Company, as Trustee, relating to $900,000,000 in aggregate principal amount of the Company's 4.75% Contingent Convertible Notes due 2023.

      11. Indenture, dated as of November 18,2003, between the Company and Wilmington Trust Company, as Trustee, relating to $400,000,000 in aggregate principal amount of the Company's 9.875% Second Priority Second Priority Notes due 2011.

Credit Agreements

      1. Amended and Restated Credit Agreement, dated as of July 16, 2003, as amended by the First Amendment to Amended and Restated Credit Agreement, dated as of August 7, 2003, the Amendment and Waiver Letter, dated as of August 28, 2003, the Technical Correction to Amendment and Waiver Letter, dated as of September 5, 2003, the Third Amendment to Amended and Restated Credit Agreement, dated as of November 6,2003, the Fourth Amendment and Waiver to Amended and Restated Credit Agreement, dated as of November 19, 2003, the Fifth Amendment and Waiver to Amended and Restated Credit Agreement, dated as of November 30, 2003, and the Technical Correction to fifth Amendment and Waiver Letter, dated December 31, 2003, among the Company, as Borrower, certain commercial lending institutions, as Lenders, The Bank of Nova Scotia, as Administrative Agent, Funding Agent, Lead Arranger and Bookrunner, Bayerische Landesbank, Cayman Islands Branch, as Lead Arranger, Co- Bookrunner and Documentation Agent, and ING Capital LLC and Toronto Dominion (Texas) Inc., as Lead Arrangers, Co-Bookrunners and Co-Syndication Agents, relating to $500,000,000 in aggregate principal or face amount of letters of credit and revolving credit and term loans.

      2. Credit Agreement, dated as of July 16, 2003, among the Company, as Borrower, Goldman Sachs Credit Partners L.P., as Administrative Agent, Sole Lead Arranger and Sole Book Runner, The Bank of Nova Scotia, as Arranger and Syndication Agent, TD Securities (USA) Inc., ING (U.S.) Capital LLC and Landesbank Hessen-Thuringen, as Co-Arrangers, and Credit Lyonnais New York Branch and Union Bank of California, N.A., as Managing Agent, relating to $750,000,000 in aggregate principal amount of the Company's Second Priority Term Loans Due 2007.

      3. Letter of Credit and Reimbursement Agreement, dated as of December 19, 2000, between the Company, as Borrower and Credit Suisse First Boston, as Issuer, relating to $78,354,030 in face amount of letters of credit.

Guarantees

      1. Project Completion Guaranty, dated as of October 16,2000, by the Company in favor of Credit Suisse First Boston, acting through its New York Branch, as Administrative Agent for the Lenders named in that certain Credit Agreement, dated as of October 16,2000, between Calpine Construction Finance II, LLC and such Lenders.

      2. Guaranty (Lease), dated as of August 31, 2000, by the Company in favor of the Owner Lessor in connection with the Pasadena Cogeneration Facility.

      3. Calpine Guaranty and Payment Agreement (Tiverton), dated as of December 19,2000, among the Company, PMCC Calpine New England Investment LLC ("New England"), PMCC Calpine NEIM LLC ("NEIM"), and State Street Bank and Trust Company of Connecticut, National Association, as Indenture Trustee and as Pass Through Trustee.

      4. Calpine Guaranty and Payment Agreement (Rumford), dated as of December 19, 2000, among the Company, New England, NEIM, and State Street Bank and Trust Company of Connecticut, National Association, as Indenture Trustee and as Pass Through Trustee.

      5. Guarantee Agreement, dated as of April 25, 2001, as amended by the First Amendment to Guarantee Agreement, dated as of October 16, 2001, by the Company in favor of Wilmington Trust Company, as Trustee and the Holders defined in the Indenture, dated as of April 25,2001, between Calpine Canada Energy Finance ULC and the Trustee.

      6. Calpine Guaranty and Payment Agreement (South Point SP-1), dated as of October 18, 2001, among the Company, as Guarantor, South Point OL-1 LLC, as Owner Lessor, SBR QP-1, as Owner Participant, State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, but solely as Indenture Trustee, and State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, but solely as Pass Through Trustee.

      7. Calpine Guaranty and Payment Agreement (South Point SP-2), dated as of October 18, 2001, among the Company, as Guarantor, South Point OL-2 LLC, as Owner Lessor, SBR OP-2, as Owner Participant, State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, but solely as Indenture Trustee, and State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, but solely as Pass Through Trustee.

      8. Calpine Guaranty and Payment Agreement (South Point SP-3), dated as of October 18, 2001, among the Company, as Guarantor, South Point OL-3 LLC, as Owner Lessor, SBR OP-3, as Owner Participant, State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, but solely as Indenture Trustee, and State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, but solely as Pass Through Trustee.

      9. Calpine Guaranty and Payment Agreement (South Point SP-4), dated as of October 18, 2001, among the Company, as Guarantor, South Point OL-4 LLC, as Owner Lessor, SBR OP-4, as Owner Participant, State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, but solely as Indenture Trustee, and State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, but solely as Pass Through Trustee.

      10. Calpine Guaranty and Payment Agreement (Broad River BR-1), dated as of October 18, 2001, among the Company, as Guarantor, Broad River OL-1 LLC, as Owner Lessor, SBR QP-1, as Owner Participant, State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, but solely as Indenture Trustee, and State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, but solely as Pass Through Trustee.

      11. Calpine Guaranty and Payment Agreement (Broad River BR-2), dated as of October 18, 2001, among the Company, as Guarantor, Broad River OL-2 LLC, as Owner Lessor, SBR OP-2, as Owner Participant, State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, but solely as Indenture Trustee, and State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, but solely as Pass Through Trustee.

      12. Calpine Guaranty and Payment Agreement (Broad River BR-3), dated as of October 18, 2001, among the Company, as Guarantor, Broad River QL-3 LLC, as Owner Lessor, SBR OP-3, as Owner Participant, State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, but solely as Indenture Trustee, and State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, but solely as Pass Through Trustee.

      13. Calpine Guaranty and Payment Agreement (Broad River BR-4), dated as of October 18, 2001, among the Company, as Guarantor, Broad River OL-4 LLC, as Owner Lessor, SBR OP-4, as Owner Participant, State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, but solely as Indenture Trustee, and State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, but solely as Pass Through Trustee.

      14. Calpine Guaranty and Payment Agreement (RockGen RG-1), dated as of October 18, 2001, among the Company, as Guarantor, RockGen OL-1 LLC, as Owner Lessor, SBR OP-1, as Owner Participant, State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, but solely as Indenture Trustee, and State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, but solely as Pass Through Trustee.

      15. Calpine Guaranty and Payment Agreement (RockGen RG-2), dated as of October 18, 2001, among the Company, as Guarantor, RockGen OL-2 LLC, as Owner Lessor, SBR OP-2, as Owner Participant, State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, but solely as Indenture Trustee, and State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, but solely as Pass Through Trustee.

      16. Calpine Guaranty and Payment Agreement (RockGen RG-3), dated as of October 18, 2001, among the Company, as Guarantor, RockGen OL-3 LLC, as Owner Lessor, SBR OP-3, as Owner Participant, State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, but solely as Indenture Trustee, and State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, but solely as Pass Through Trustee.

      17. Calpine Guaranty and Payment Agreement (RockGen RG-4), dated as of October 18, 2001, among the Company, as Guarantor, RockGen OL-4 LLC, as Owner Lessor, SBR OP-4, as Owner Participant, State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, but solely as Indenture Trustee, and State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, but solely as Pass Through Trustee.

      18. Guarantee Agreement, dated as of October 18, 2001, as amended by the First Amendment to Guarantee Agreement, dated as of October 18, 2001, by the Company in favor of Wilmington Trust Company, as Trustee for the holders under the Indenture, dated as of October 18, 2001, between Calpine Canada Energy Finance II ULC and the Trustee.

                                   SCHEDULE F

                                   SCHEDULE F

                             NON-PROJECT GUARANTORS

CalGen Expansion Company, LLC

Calpine Baytown Energy Center GP, LLC

Calpine Baytown Energy Center LP, LLC

Baytown Power GP, LLC

Baytown Power, LP

Calpine Channel Energy Center GP, LLC

Calpine Channel Energy Center LP, LLC

Channel Power GP, LLC

Channel Power, LP

Nueces Bay Energy LLC

Calpine Northbrook Southcoast Investors, LLC

Calpine Corpus Christi Energy GP, LLC

Calpine Corpus Christi Energy, LP

CalGen Project Equipment Finance Company Two, LLC

Calpine Freestone, LLC

CPN Freestone, LLC

Calpine Freestone Energy GP, LLC

Calpine Freestone Energy, LP

Calpine Power Equipment LP

CalGen Project Equipment Finance Company One, LLC

Calpine Pastoria Holdings, LLC

Calpine Oneta Power I, LLC

Calpine Oneta Power II, LLC

CalGen Project Equipment Finance Company Three, LLC

CalGen Equipment Finance Holdings, LLC

CalGen Equipment Finance Company, LLC